As filed with the Securities and Exchange Commission on June 3, 2013

Securities Act File No. 333-188991

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1

Post-Effective Amendment No. ☐

ING INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Suite 100, Arizona 85258-2034

(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862

(Registrant’s Area Code and Telephone Number)

Huey P. Falgout, Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on July 7, 2013, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING PIONEER MID CAP VALUE PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

July 17, 2013

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of ING Pioneer Mid Cap Value Portfolio (“Mid Cap Portfolio”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Mid Cap Portfolio. The Special Meeting is scheduled for 1:00 P.M., Local time, on August 22, 2013, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders of Mid Cap Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of Mid Cap Portfolio with and into ING Large Cap Value Portfolio (“Large Cap Portfolio”) (together with Mid Cap Portfolio, the “Portfolios,” each a “Portfolio”). Each Portfolio is a member of the mutual fund group called the “ING Funds.”

Shares of Mid Cap Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (collectively, “Qualified Plans”) or, at your direction by your insurance company, through its separate accounts to serve as investment options under your variable annuity contract or variable life insurance policy. If the Reorganization is approved by shareholders, the separate account in which you have an interest or the Qualified Plan in which you are a participant, will own shares of Large Cap Portfolio instead of shares of Mid Cap Portfolio beginning on the date the Reorganization occurs. The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a larger combined portfolio that seeks long-term growth of capital and current income.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement/Prospectus. The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. After careful consideration, the Board of Trustees recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than August 21, 2013.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING PIONEER MID CAP VALUE PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

Scheduled for August 22, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING Pioneer Mid Cap Value Portfolio (“Mid Cap Portfolio”) is scheduled for 1:00 P.M., Local time on August 22, 2013 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, Mid Cap Portfolio’s shareholders will be asked:

1.              To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between Mid Cap Portfolio and ING Large Cap Value Portfolio (“Large Cap Portfolio”), providing for the reorganization of Mid Cap Portfolio with and into Large Cap Portfolio; and

2.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the Reorganization to be placed before the Special Meeting.

The Board recommends that you vote “FOR” the Reorganization.

Shareholders of record as of the close of business on June 7, 2013 are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than August 21, 2013, the enclosed Proxy Ballot or Voting Instruction Card so that a quorum will be present and a maximum number of shares may be voted. Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to Mid Cap Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

July 17, 2013

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PROXY STATEMENT/PROSPECTUS

July 17, 2013

PROXY STATEMENT FOR:

ING PIONEER MID CAP VALUE PORTFOLIO

(A series of ING Investors Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

Special Meeting of Shareholders

of ING Pioneer Mid Cap Value Portfolio

Scheduled for August 22, 2013

PROSPECTUS FOR:

ING LARGE CAP VALUE PORTFOLIO

(A series of ING Investors Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on August 22, 2013

This Proxy Statement/Prospectus and Notice of Special Meeting are available at:www.proxyvote.com/ing

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

INTRODUCTION

What’s happening?

On May 23, 2013, the Board of Trustees (the “Board”) of ING Pioneer Mid Cap Value Portfolio (“Mid Cap Portfolio”) and ING Large Cap Value Portfolio (“Large Cap Portfolio”) (each a “Portfolio,” collectively, the “Portfolios”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of Mid Cap Portfolio with and into Large Cap Portfolio (the “Reorganization”). The Reorganization requires shareholder approval and, if approved, is expected to be effective on September 6, 2013, or such other date as the parties may agree (the “Closing Date”).

Why did you send me this booklet?

Shares of Mid Cap Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity and/or variable life contract (“Variable Contracts”).

This booklet includes a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) and a Proxy Ballot or Voting Instruction Card for Mid Cap Portfolio. It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting.

The Separate Accounts and Qualified Plans or their trustees, as record owners of Mid Cap Portfolio shares are, in most cases, the true “shareholders” of Mid Cap Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contracts Holders”) may be asked to instruct their Qualified Plan trustee or Separate Accounts, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement/Prospectus do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on the proposals, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by Variable Contracts Holders or Plan Participants.

Because you are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Large Cap Portfolio, this Proxy Statement also serves as a prospectus for Large Cap Portfolio. Large Cap Portfolio is an open-end management investment company that seeks long-term growth of capital and current income, as described more fully below.

What proposals will be considered at the Special Meeting?

At the special meeting of shareholders (the “Special Meeting”), shareholders of Mid Cap Portfolio are being asked to approve a Reorganization Agreement by and between Large Cap Portfolio and Mid Cap Portfolio providing for the reorganization of Mid Cap Portfolio with and into Large Cap Portfolio.

Who is eligible to vote?

Shareholders holding an investment in shares of Mid Cap Portfolio as of the close of business on June 7, 2013 (the “Record Date”) are eligible to vote.

How do I vote?

You may submit your Proxy Ballot or Voting Instruction Card in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•                  By Mail. Mark the enclosed Proxy Ballot or Voting Instruction Card, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot or Voting Instruction Card.

•                  In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Reorganization.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on August 22, 2013, at 1:00 P.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Portfolios?

Should you have any questions about the Portfolios, please do not hesitate to contact Shareholder Services toll free at (800) 922-0180. The following documents are incorporated by reference: (i) the Statement of Additional Information (“SAI”) dated April 30, 2013, relating to this Proxy Statement/Prospectus; (ii) the Prospectuses and SAI for Mid Cap Portfolio dated April 30, 2013; and (iii) the Prospectuses and SAI for Large Cap Portfolio dated April 30, 2013.

A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report for each Portfolio is available, without charge, on the Internet at http://www.ingfunds.com/literature or by contacting the Portfolios at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials, and other information with the U.S. Securities and Exchange Commission (“SEC”). You can copy and review information about each Portfolio, including the SAI, reports, proxy materials, and other information at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

SUMMARY OF THE PROPOSED REORANIZATION

You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as Appendix A. For more information about Large Cap Portfolio, please consult Appendix B and the Prospectuses dated April 30, 2013.

On May 23, 2013, the Board approved the Reorganization. Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of Mid Cap Portfolio to Large Cap Portfolio in exchange for shares of beneficial interest of Large Cap Portfolio;

•                  the assumption by Large Cap Portfolio of all the liabilities of Mid Cap Portfolio;

•                  the distribution of shares of Large Cap Portfolio to the shareholders of Mid Cap Portfolio; and

•                  the complete liquidation of Mid Cap Portfolio.

If shareholders approve the Reorganization, each owner of Class ADV, Class I, and Class S shares of Mid Cap Portfolio would become a shareholder of the corresponding share class of Large Cap Portfolio. The Reorganization is expected to be effective on the Closing Date. Each shareholder of Mid Cap Portfolio will hold, immediately after the Closing Date, shares of Large Cap Portfolio having an aggregate value equal to the aggregate value of the shares of Mid Cap Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  Mid Cap Portfolio and Large Cap Portfolio have similar investment objectives;

•                  Directed Services LLC (“DSL”) serves as the adviser to the Portfolios. Pioneer Investment Management, Inc. (“Pioneer”) serves as sub-adviser to Mid Cap Portfolio and ING Investment Management Co. LLC (“ING IM”) serves as sub-adviser to Large Cap Portfolio;

•                  The combined Portfolio will have a lower advisory fee than Mid Cap Portfolio (based on the combined net assets of the Portfolios as of December 31, 2012). The net expense ratios for all classes of Mid Cap Portfolio are expected to decrease as a result of the Reorganization; the gross expense ratios for all classes of Mid Cap Portfolio are expected to increase.

•                  Large Cap Portfolio has superior performance over the one- and five-year periods.

•                  Each Portfolio is distributed by ING Investments Distributor, LLC;

•                  The purchase and redemption of shares of each Portfolio may be made by Separate Accounts and by participants in Qualified Plans; consequently, Variable Contracts Holders and Plan Participants should consult the underlying product prospectus or Qualified Plan documents, respectively, with respect to purchases, exchanges, redemption of shares, and related fees; and

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither Mid Cap Portfolio nor its shareholders, nor Large Cap Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

PROPOSAL ONE — APPROVAL OF THE REORGANIZATION

What is the proposed Reorganization?

Shareholders of Mid Cap Portfolio are being asked to approve a Reorganization Agreement, providing for the reorganization of Mid Cap Portfolio with and into Large Cap Portfolio. If the Reorganization is approved, shareholders in Mid Cap Portfolio will become shareholders in Large Cap Portfolio as of the close of business on the Closing Date.

Why is a Reorganization proposed?

As part of the Board’s annual review of sub-advisory arrangements in October and November of 2012, the Board directed DSL to explore options to address the Board’s concerns with Mid Cap Portfolio’s underperformance. After analyzing the alternatives, DSL recommended reorganizing Mid Cap Portfolio with and into Large Cap Portfolio. During the May 23, 2013 Board Meeting, the Reorganization was presented to the Board for consideration. In support of its proposal, DSL noted that Mid Cap Portfolio has had steady ongoing outflows and Large Cap Portfolio is well-positioned for future sales. As such, shareholders of Mid Cap Portfolio would merge into a portfolio with greater growth potential. In DSL’s view the Reorganization would provide Mid Cap Portfolio shareholders with: (1) a greater potential for improved performance by combining the assets of two Funds that would be (and currently are) managed by the same adviser and replacing Mid Cap Portfolio’s sub-adviser with ING IM; (2) an immediate benefit through lower net expenses.

The Board, including a majority of the trustees who are not “interested persons” (as defined by the 1940 Act), determined that the interests of the shareholders of the Portfolios would not be diluted as a result of the Reorganization and that the Reorganization would be in the best interests of the Portfolios and their shareholders.

How do the Investment Objectives compare?

As described in the chart that follows, Mid Cap Portfolio and Large Cap Portfolio have similar investment objectives.

	Mid Cap Portfolio	Large Cap Portfolio
Investment Objective	The Portfolio seeks capital appreciation.	The Portfolio seeks long-term growth of capital and current income.

How do the Annual Portfolio Operating Expenses compare?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Pro forma fees and expenses, which are the estimated fees and expenses of Large Cap Portfolio after giving effect to the Reorganization, assume the Reorganization occurred on December 31, 2012. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The advisory agreement between DSL and Mid Cap Portfolio provides for a “bundled fee” arrangement under which DSL provides (in addition to advisory services) custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services in return for a single management fee. The advisory agreement between DSL and Large Cap Portfolio provides for an advisory fee, for which DSL provides advisory services only. Other services are provided to Large Cap Portfolio under separate agreements.

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

	Mid Cap Portfolio		Large Cap Portfolio		Large Cap Portfolio Pro Forma
Class ADV
Management Fee	0.64%		0.65%		0.63%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%		0.75%		0.75%
Administrative Services Fee	None		0.10%		0.10%
Other Expenses	0.01%		0.05%		0.04%
Acquired Fund Fees and Expenses	0.01%		None		None
Total Annual Portfolio Operating Expenses	1.41	%(2)	1.55%		1.52%
Waivers and Reimbursements	—	(3)	(0.26	)%(4)	(0.24	)%(5)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	1.41%		1.29%		1.28%

Class I
Management Fee	0.64%		0.65%		0.63%
Distribution and/or Shareholder Services (12b-1) Fees	None		None		None
Administrative Services Fee	None		0.10%		0.10%
Other Expenses	0.01%		0.05%		0.04%
Acquired Fund Fees and Expenses	0.01%		None		None
Total Annual Portfolio Operating Expenses	0.66	%(2)	0.80%		0.77%
Waivers and Reimbursements	—	(3)	(0.11	)%(4)	(0.09	)%(5)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	0.66%		0.69%		0.68%

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

	Mid Cap Portfolio		Large Cap Portfolio		Large Cap Portfolio Pro Forma
Class S
Management Fee	0.64%		0.65%		0.63%
Distribution and/or Shareholder Services (12b-1) Fees	0.25%		0.25%		0.25%
Administrative Services Fee	None		0.10%		0.10%
Other Expenses	0.01%		0.05%		0.04%
Acquired Fund Fees and Expenses	0.01%		None		None
Total Annual Portfolio Operating Expenses	0.91	%(2)	1.05%		1.02%
Waivers and Reimbursements	—	(3)	(0.11	)%(4)	(0.09	)%(5)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	0.91%		0.94%		0.93%

(1)         Expense ratios have been adjusted to reflect current expense rates.

(2)         Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

(3)         The adviser is contractually obligated to limit expenses to 1.25%, 0.65%, and 0.90% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be (0.00)%. The distributor is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares through May 1, 2014. There is no guarantee that the management fee waiver or the distribution fee waiver will continue after May 1, 2014. These waivers will only renew if the adviser and/or the distributor elects to renew them. These obligations are not reflected in the table above. Had these obligations been reflected in the table above, the Total Annual Fund Operating Expenses after Waivers and Reimbursements would have been 1.25%, 0.65%, and 0.90% for Class ADV, Class I, and Class S shares, respectively.

(4)         The adviser is contractually obligated to limit expenses to 1.29%, 0.69%, and 0.94% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2015. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be (0.00)%. The distributor is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the management fee waiver or the distribution fee waiver will continue after May 1, 2015. These waivers will only renew if the adviser and/or the distributor elects to renew them. In addition, the adviser is contractually obligated to further limit expenses to 1.25%, 0.65%, and 0.90% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2014 and the obligation will only continue if the adviser elects to renew it and is not eligible for recoupment. This obligation is not reflected in the table above. Had this obligation been reflected in the table above, the Total Annual Fund Operating Expenses after Waivers and Reimbursements would have been 1.25%, 0.65%, and 0.90% for Class ADV, Class I, and Class S shares, respectively.

(5)         The adviser is contractually obligated to limit expenses to 1.29%, 0.69%, and 0.94% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2015. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be an estimated (0.01)%. The distributor is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the management fee waiver or the distribution fee waiver will continue after May 1, 2015. These waivers will only renew if the adviser and/or the distributor elects to renew them. In addition, the adviser is contractually obligated to further limit expenses to 1.25%, 0.65%, and 0.90% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2014 and the obligation will only continue if the adviser elects to renew it and is not eligible for recoupment. This obligation is not reflected in the table above. Had this obligation been reflected in the table above, the Total Annual Fund Operating Expenses after Waivers and Reimbursements would have been 1.24%, 0.64%, and 0.89% for Class ADV, Class I, and Class S shares, respectively.

Expense Example $

Expenses you pay each year as a % of the value of your investment

	Mid Cap Portfolio				Large Cap Portfolio				Large Cap Portfolio Pro Forma
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$144	446	771	1,691	131	464	820	1,823	130	457	806	1,792
I	$67	211	368	822	70	244	433	980	69	237	419	946
S	$93	290	504	1,120	96	323	569	1,273	95	316	554	1,240

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

How do the Principal Investment Strategies compare?

As described in more detail in the table that follows, Mid Cap Portfolio invests primarily in the securities of mid-capitalization companies, while Large Cap Portfolio invests primarily in large-capitalization issuers. Both Portfolios employ a value approach to selecting investments; however, each Portfolio uses different methodologies to implement the value approach. Both Portfolios may invest in non-U.S. issuers and other investment companies while Large Cap Portfolio may also invest in developing or emerging markets. Both Portfolios may lend portfolio securities.

	Mid Cap Portfolio	Large Cap Portfolio
Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The sub-adviser (“Sub-Adviser”) defines mid-capitalization companies as those companies whose market values, at the time of purchase, do not exceed the greater of the market capitalization of the largest company within the Russell Midcap® Value Index (“Index”) or the 3-year rolling average of the market capitalization of the largest company within the Index as measured at the end of the preceding month, and are not less than the smallest company within the Index. The Index measures the performance of U.S. mid-cap value stocks. As of December 31, 2012, the market capitalizations of companies in the Index was $319.4 million to $21.5 billion. The size of the companies in the Index changes with market conditions and the composition of the Index. The equity securities in which the Portfolio invests are common stocks, preferred stocks, depositary receipts, convertible debt, and equity interests in real estate investment trusts. The Portfolio may invest up to 25% of its total assets in equity securities and debt instruments of non-U.S. issuers.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Portfolio seeks securities believed by the Sub-Adviser to be selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the Sub-Adviser employs fundamental research, as well as an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style.

The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying, large-capitalization issuers. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The sub-adviser (“Sub-Adviser”) defines large-capitalization companies as companies with market capitalizations that fall within the collective range of companies within the Russell 1000® Value Index (“Index”) at the time of purchase. The market capitalization range will change with market conditions as the market capitalization range of the companies in the Index changes. The market capitalization of companies in the Index as of December 31, 2012 ranged from $319.4 million to $394.6 billion. Equity securities include common stocks, preferred stocks, warrants, and convertible securities. The Portfolio may invest in foreign securities, including companies located in countries with emerging securities markets, when the Sub-Adviser believes they present attractive investment opportunities.

The Sub-Adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the average dividend yield of the companies included in the Index. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses a valuation-based screening process to assist in the selection of companies according to criteria which include the following:

•      an above-average dividend yield, and stability and growth of the dividend;

•      market capitalization that is usually above $1 billion (although the Portfolio may also invest up to 20% of its assets in small and mid-capitalization companies); and

•      the potential for growth of the dividend yield over several years.

The Sub-Adviser may from time to time select securities that do not meet all of these criteria. The Sub-Adviser then conducts intensive fundamental research on each company to evaluate its growth, profitability, and valuation characteristics.

Mid Cap Portfolio	Large Cap Portfolio

timing strategies. Factors the Sub-Adviser looks for in selecting investments include: favorable expected returns relative to perceived risk; management with demonstrated ability and commitment to the company; low market valuations relative to earnings forecast, book value, cash flow and sales; turnaround potential for companies that have been through difficult periods; estimated private market value in excess of current stock price (private market value is the price an independent investor would pay to own the entire company); and an issuer whose industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

How do the Principal Risks of Investing in the Portfolios compare?

Because the Portfolios have a similar investment objective, many of the risks of investing in Mid Cap Portfolio are the same as the risks of investing in Large Cap Portfolio. The following summarizes and compares the principal risks of investing in the Portfolios.

Risks	Mid Cap Portfolio	Large Cap Portfolio

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Dividend Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Risks	Mid Cap Portfolio	Large Cap Portfolio

Foreign Investments Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Investment Model The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Risks	Mid Cap Portfolio	Large Cap Portfolio

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small- capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mid-Capitalization Company Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Real Estate Companies and Real Estate Investment Trusts (“REITs”) Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Value Investing Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

How does Mid Cap Portfolio’s Performance compare to Large Cap Portfolio?

The following information is intended to help you understand the risks of investing in the Portfolios. The following bar chart shows the changes in each Portfolio’s Class S shares’ performance from year to year, and the table compares each Portfolio’s performance to the performance of a broad-based securities market index for the same period. Each Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolios’ past performance is no guarantee of future results.

ING Pioneer Mid Cap Value Portfolio - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd 2009, 16.92% and Worst quarter: 4th 2008, (20.98)%

ING Large Cap Value Portfolio - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd 2009, 13.09% and Worst quarter: 4th 2008, (20.75)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Year	5 Years	10 Years (or life of the class)		Inception Date
Mid Cap Portfolio
Class ADV	%	10.56	0.41	1.14		12/29/06
Russell Midcap® Value Index(1)%		18.51	3.79	2.90	(2)

Class I	%	11.33	1.05	4.24		05/02/05
Russell Midcap® Value Index(1)%		18.51	3.79	6.65	(2)

Class S	%	11.03	0.81	4.06		04/29/05
Russell Midcap® Value Index(1)%		18.51	3.79	6.65	(2)

Large Cap Portfolio
Class ADV	%	14.00	1.67	0.11		05/11/07
Russell 1000® Value Index(1)%		17.51	0.59	(0.37	)(2)

Class I	%	14.71	2.22	0.67		05/11/07
Russell 1000® Value Index(1)%		17.51	0.59	(0.37	)(2)

Class S	%	14.35	1.96	0.41		05/11/07
Russell 1000® Value Index(1)%		17.51	0.59	(0.37	)(2)

(1)         The index returns do not reflect deductions for fees, expenses, or taxes.

(2)         Reflects index performance since the date closet to the Class’ inception for which data is available.

How do certain characteristics of the Portfolios compare?

The following table compares certain characteristics of the Portfolios as of December 31, 2012.

	Mid Cap Portfolio		Large Cap Portfolio
Net Assets	$593.8 Million		$384.8 Million

Portfolio Turnover Rate	94%		96%

Sector Diversification(1) (as a percentage of net assets)	Financials	29.0%	Financials	25.4%
	Consumer Discretionary	13.2%	Energy	13.8%
	Health Care	11.4%	Health Care	10.3%
	Energy	9.0%	Consumer Discretionary	9.6%
	Industrials	9.0%	Industrials	9.6%
	Utilities	8.6%	Consumer Staples	6.5%
	Information Technology	6.6%	Information Technology	6.2%
	Consumer Staples	4.9%	Utilities	5.9%
	Materials	4.7%	Telecommunication Services	3.6%
	Telecommunication Services	1.3%	Materials	3.6%
	Assets in Excess of Other Liabilities(2)	2.3%	Exchange-Traded Funds	2.4%
			Assets in Excess of Other Liabilities	3.1%
	Net Assets	100%	Net Assets	100%

Top Ten Holdings(1), (3) (as a percentage of net assets)	Capital One Financial Corp.	2.3%	ExxonMobile Corp.	6.8%
	Aflac, Inc.	2.3%	Pfizer, Inc.	3.9%
	Cigna Corp.	2.0%	Wells Fargo & Co.	3.3%
	Ensco PLC	1.9%	General Electric Co.	3.1%
	CIT Group, Inc.	1.9%	JPMorgan Chase & Co.	3.0%
	Macy’s, Inc.	1.9%	Merck & Co., Inc.	2.9%
	Eastman Chemical Co.	1.9%	Cisco Systems, Inc.	2.5%
	Analog Devices, Inc.	1.9%	iShares Russell 1000 Value Index Fund	2.4%
	Marathon Oil Corp.	1.8%	Lowe’s Cos., Inc.	2.2%
	Rent-A-Center, Inc.	1.8%	Halliburton Co.	2.0%

(1)         Portfolio holdigns are subject to change daily.

(2)         Includes short-term investments.

(3)         Excludes short-term investments.

How does the management of the Portfolios compare?

The following table describes the management of the Portfolios.

	Mid Cap Portfolio	Large Cap Portfolio
Investment Adviser	Directed Services LLC (“DSL” or “Adviser”)	Directed Services LLC

Investment Advisory Fee (as a percentage of average daily net assets)	0.640% of the Portfolio’s average daily net assets.	0.65% on the first $500 million of the Portfolio’s average daily net assets; and 0.60% of the Portfolio’s average daily net assets in excess of $500 million.

Sub-Adviser	Pioneer Investment Management, Inc. (“Pioneer”)	ING Investment Management Co. LLC (“ING IM”)

Sub-Advisory Fee (as a percentage of average daily net assets)

0.35% on the first $1 billion of the Portfolio’s average daily net assets;
0.30% on the next $500 million of the Portfolio’s average daily net assets; and
0.25% of the Portfolio’s average daily net assets in excess of $1.5 billion.

0.2925% on the first $500 million of the Portfolio’s average daily net assets; and 0.27% of the Portfolio’s average daily net assets in excess of $500 million thereafter.

Portfolio Managers	Timothy Horan (since 05/06) Edward T. Shadek, Jr. (since 01/13)	Robert M. Kloss (since 01/11) Christopher F. Corapi (since 05/11)

Administrator	N/A	ING Funds Services, LLC

Administrative Fee (as a percentage of average daily net assets)	N/A	0.10%

Distributor	ING Investments Distributor, LLC	ING Investments Distributor, LLC

Adviser to the Portfolios

DSL, a Delaware limited liability company, serves as the Adviser to each of the Portfolios. The Adviser has overall responsibility for the management of the respective Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and is registered with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Proxy Statement/Prospectus, ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-advisers provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios in connection with the IPO. On April 22, 2013, shareholders of Mid Cap Portfolio approved a new investment advisory agreement, as well as any future advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. On April 22, 2013, shareholders of Large Cap Portfolio approved new investment advisory and sub-advisory agreements, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and its operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

Sub-Advisers to the Portfolios

Pioneer Investment Management, Inc.

Pioneer Investment Management, Inc. is an indirect, wholly-owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional, and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2012, assets under management were approximately $204 billion worldwide, including over $62 billion in assets under management by Pioneer and its U.S affiliates.

The following individuals are jointly responsible for the day-to-day management of ING Pioneer Mid Cap Value Portfolio. Mr. Horan and Mr. Shadek are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer’s affiliate, Pioneer Investment Management Limited.

Timothy Horan, Portfolio Manager, is a Vice President of Pioneer. He joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Horan was employed as an analyst at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004. Mr. Horan served as assistant portfolio manager from 2006 to 2011.

Edward T. Shadek, Jr., Portfolio Manager, is a Senior Vice President of Pioneer. He joined Pioneer in 2012. Prior to joining Pioneer, Mr. Shadek was co-founder and portfolio manager at Shaylor Capital and was senior managing director and deputy head of investments at Putnam Investments from 1997 to 2009.

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING Large Cap Value Portfolio.

Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.

Robert M. Kloss, Portfolio Manager, joined ING IM 1992. Mr. Kloss has also served as a senior sector analyst on ING IM’s fundamental equity research team, covering the financial services sector as well as an equity analyst and portfolio manager for a variety of value-oriented funds. Prior to joining ING IM, Mr. Kloss was a principal of Phoenix Strategies, an investment management and consulting firm.

Historical sub-adviser/name and strategies information:

Effective Date	Portfolio Name	Sub-Adviser
01/21/11	ING Large Cap Value Portfolio(1)	ING Investment Management Co. LLC
Since Inception	ING Pioneer Equity Income Portfolio	Pioneer Investment Management, Inc.

(1)         Name change, change in sub-adviser, and change in prinicpal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.

Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to Large Cap Portfolio and receives an annual administrative services fee equal to 0.10% of that Portfolio’s average daily net assets.

Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of Large Cap Portfolio other than the investment advisory services performed by the Adviser or the Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to Large Cap Portfolio, including the custodian, transfer agent, and such other service providers as may be retained by Large Cap Portfolio. The Administrator provides Large Cap Portfolio, at the Administrator’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolio.

The Administrator does not serve as administrator to Mid Cap Portfolio. The advisory agreement between DSL and Mid Cap Portfolio provides for a “bundled fee” arrangement under which DSL provides administrative services in addition to advisory and other services in return for a single management fee.

Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is a member of the FINRA. To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Are there Key Differences in the Rights of Shareholders of Mid Cap Portfolio and Large Cap Portfolio?

No. Both Mid Cap Portfolio and Large Cap Portfolio are organized as series of ING Investors Trust (“IIT”), a Massachusetts business Trust.

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of Mid Cap Portfolio in exchange for shares of beneficial interest of Large Cap Portfolio and the assumption by Large Cap Portfolio of all of Mid Cap Portfolio’s liabilities; and (ii) the distribution of shares of Large Cap Portfolio to shareholders of Mid Cap Portfolio, as provided for in the Reorganization Agreement. Mid Cap Portfolio will then be liquidated.

Each shareholder of Class ADV, Class I, and Class S shares of Mid Cap Portfolio will hold, immediately after the Closing Date, the corresponding share class of Large Cap Portfolio having an aggregate value equal to the aggregate value of the shares of Mid Cap Portfolio held by that shareholder as of the close of business on the Closing Date. In the interest of economy and convenience, shares of Large Cap Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Mid Cap Portfolio. The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be borne by the Adviser (or an affiliate). The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization do not include the transition costs described in “Portfolio Transitioning” below.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither Mid Cap Portfolio nor its shareholders, nor Large Cap Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, Mid Cap Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

As of March 31, 2013, Mid Cap Portfolio has estimated capital loss carryforwards of $119 million; none of which will expire as a result of the Reorganization. Large Cap Portfolio has estimated capital loss carryforwards of $39 million. After the Reorganization, the losses of Mid Cap Portfolio generally may be available to Large Cap Portfolio, to offset its capital gains, although a portion of the amount of these losses that may offset Large Cap Portfolios’s capital gains in any given year may be limited due to this Reorganization. The ability of Large Cap Portfolio to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards and built in losses currently are available only to pre-Reorganization shareholders of each Portfolio. After Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of Large Cap Portfolio.

Portfolio Transitioning

If the Reorganization is approved by shareholders, a transition manager is expected to sell a significant portion of Mid Cap Portfolio’s holdings shortly prior to the Closing Date. The Adviser or an affiliate will bear the cost of this transition. The proceeds of such sales are expected to be invested in securities that ING IM wishes for Large Cap Portfolio to hold and temporary investments, which will be delivered to Large Cap Portfolio at the Closing Date. During the transition period, Mid Cap Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. After the Closing Date of the Reorganization, ING IM, as the sub-adviser to Large Cap Portfolio, may also sell portfolio holdings that it acquired from Mid Cap Portfolio, and Large Cap Portfolio may not be immediately fully invested in accordance with its stated investment strategies. In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions. Such sales and purchases by the Portfolios during the transition period may be made at a disadvantageous time and would result in increased transaction costs that are borne by shareholders.

Future Allocation of Premiums

Shares of Mid Cap Portfolio have been purchased at the direction of Variable Contract owners by Participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract. If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to Mid Cap Portfolio will be allocated to Large Cap Portfolio.

What is the Board’s recommendation?

Based upon its review, the Board has determined that the Reorganization is in the best interests of Mid Cap Portfolio and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including the Trustees who are not “interested persons” of the Portfolios as defined in the 1940 Act, approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The Board is therefore recommending that Mid Cap Portfolio’s shareholders vote “FOR” the Reorganization Agreement.

What factors did the Board consider?

The Board considered the Reorganization as part of its overall consideration of what would be in the best interest of Mid Cap Portfolio and its shareholders. The Board determined that Mid Cap Portfolio would benefit from being combined into Large Cap Portfolio under the day-to-day management of ING IM.

The Board, in approving the Reorganization, considered a number of factors, including, but not limited to, the following: (1) an analysis of ING IM as a sub-adviser that would replace Pioneer as sub-adviser to Mid Cap Portfolio; (2) the lower net expense ratios that current shareholders of Mid Cap Portfolio are expected to experience as a result of the Reorganization; (3) the difference in fee structures of each of the Portfolios; (4) the performance of Mid Cap Portfolio as compared to the performance of Large Cap Portfolio; (5) the performance of Mid Cap Portfolio as compared to its Morningstar, Inc. (“Morningstar”) peer group and the performance of Large Cap Portfolio as compared to its Morningstar peer group; (6) the consideration of multiple alternatives presented by DSL to address the poor performance concerns of Mid Cap Portfolio, including the option to reorganize Mid Cap Portfolio into a portfolio within the ING Fund Complex that employs a mid-cap strategy; (7) the consideration of the difference in the Portfolios’ investment strategies in that Mid Cap Portfolio invests primarily in mid-capitalization companies while Large Cap Portfolio invests primarily in dividend paying large capitalization companies; (8) the similarity in each Portfolio’s use of value-based stock selection primarily driven by bottom-up research; (9) the significantly larger combined asset size of the two Portfolios, which would be likely to result in a reduction in expenses for the benefit of current shareholders of both Portfolios; (10) the fact that direct or indirect costs relating to the Reorganization will not be borne by either Portfolio or their shareholders; (11) the expected tax consequences of the Reorganization to Mid Cap Portfolio and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and (12) the Board’s determination that the Reorganization will not dilute the interests of the shareholders of Mid Cap Portfolio.

The Board further considered DSL’s rationale for recommending a merger into Large Cap Portfolio, rather than one of the two other existing ING Funds that employ a mid-cap strategy, including that (1) the expense ratios for both of the two other mid cap funds were higher than the expense ratio of Mid Cap Portfolio, whereas Large Cap Portfolio's expense ratio is lower than that of Mid Cap Portfolio, and (2) many shareholders who might prefer a portfolio that employed a mid-cap strategy could still exchange into these other mid-cap portfolios.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the shares entitled to vote.

What happens if shareholders do not approve the Reorganization?

If shareholders of Mid Cap Portfolio do not approve the Reorganization, Mid Cap Portfolio will continue to be managed by DSL and sub-advised by Pioneer as described in the prospectus, and the Board will determine what additional action should be taken.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization

Each Portfolio is organized as a separate series of ING Investors Trust (“IIT”), an open-end management investment company organized as a Massachusetts business trust. IIT is governed by a board of trustees consisting of 13 members. For more information on the history of the Portfolios, see the SAI, dated April 30, 2013.

Dividends and Other Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the applicable Portfolio at the net asset value (“NAV”) of such shares on the payment date unless a participating insurance company’s Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of December 31, 2012 and on a pro forma basis as of December 31, 2012, giving effect to the Reorganization

	Mid Cap Portfolio	Large Cap Portfolio	Adjustments		Mid Cap Portfolio Pro Forma
Class ADV
Net Assets	$3,542,239	$3,628,627	—		$7,170,866
Net Asset Value Per Share	$11.12	$9.13	—		$9.13
Shares Outstanding	318,446	397,446	69,532	(1)	785,424

Class I
Net Assets	$97,992,681	$273,167,035	—		$371,159,716
Net Asset Value Per Share	$11.31	$9.23	—		$9.23
Shares Outstanding	8,665,972	29,594,798	1,950,785	(1)	40,211,555

Class S
Net Assets	$454,733,763	$80,048,199	—		$534,781,962
Net Asset Value Per Share	$11.31	$9.14	—		$9.14
Shares Outstanding	40,218,204	8,757,032	9,833,849	(1)	58,509,085

(1)         Reflects new shares issued, net of retired shares of Mid Cap Portfolio. (Calculation: Net Assets ÷ NAV per share)

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of Mid Cap Portfolio’s shareholders.

How is my proxy being solicited?

Solicitation of proxies or voting instructions is being made primarily by the mailing of the Notice of Special Meeting, this Proxy Statement/Prospectus, and the Proxy Ballot or Voting Instruction Card on or about July 17, 2013. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Proxy Ballot or Voting Instruction Card. If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot or Voting Instruction Card but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the IIT a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy or voting instruction previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements

Each shareholder of Mid Cap Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Thirty percent of the outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. Shares have no preemptive or subscription rights.

Only shareholders of Mid Cap Portfolio at the close of business on the Record Date will be entitled to be present and give voting instructions for Mid Cap Portfolio at the Special Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Proxy Ballot or Voting Instruction Card must be received no later than 5:00 p.m. Local time on August 21, 2013. As of the Record Date, the following shares of beneficial interest of Mid Cap Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
Class ADV
Class I
Class S
Total

If there are insufficient votes to approve any proposal or for any other reason deemed appropriate by the persons named as proxies, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with IIT’s organizational documents and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

The Separate Accounts and Qualified Plans are the record owners of the shares of the Portfolios. The Qualified Plans and Separate Accounts will vote Mid Cap Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. Mid Cap Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Separate Accounts and Qualified Plans as Mid Cap Portfolio’s shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Separate Accounts will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted. The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote. Because a significant percentage of Mid Cap Portfolio’s shares are held by Separate Accounts, which use proportional voting, the presence of such Separate Accounts at the Special Meeting may be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding or present at the Special Meeting, an abstention or broker non-vote will have the effect of a vote against such matters.

[To the knowledge of the Adviser, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of the Portfolio.]

Appendix C hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of Mid Cap Portfolio or Large Cap Portfolio.

Can shareholders submit proposals for consideration in a Proxy Statement?

Mid Cap Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Reorganization discussed in this Proxy Statement/Prospectus.

What is “householding”?

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this Proxy Solicitation/Prospectus?

Mid Cap Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement/Prospectus or the Special Meeting of Shareholders. The Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot or Voting Instruction Card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot or Voting Instruction Card.

Huey P. Falgout, Jr.
Secretary

July 17, 2013

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of                         , 2013, by ING Investors Trust (“IIT”), a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of ING Large Cap Value Portfolio (the “Acquiring Portfolio”) and ING Pioneer Mid Cap Value Portfolio (the “Acquired Portfolio”), each a separate series of IIT.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Class ADV, Class I and Class S voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Trustees of IIT has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio are in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IIT has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.              TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1       Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Class ADV, Class I and Class S Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.    The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Acquired Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.    Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record with respect to its Class ADV, Class I and Class S shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1; and (ii) completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”). The aggregate net asset value of Class ADV, Class I and Class S Acquiring Portfolio Shares to be so credited to shareholders of Class ADV, Class I and Class S shares of the Acquired Portfolio shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding Class ADV, Class I and Class S Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in Class ADV, Class I and Class S shares of the Acquired Portfolio will represent a number of the same class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Portfolio shall not issue certificates representing the Class ADV, Class I and Class S Acquiring Portfolio Shares in connection with such exchange.

1.5.    Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.    Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.              VALUATION

2.1.    The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Board of Trustees of IIT.

2.2.    The net asset value of a Class ADV, Class I and Class S Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Board of Trustees of IIT.

2.3.    The number of the Class ADV, Class I and Class S Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class ADV, Class I and Class S shares of the Acquired Portfolio, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share of the same Class determined in accordance with paragraph 2.2.

2.4.    All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3.              CLOSING AND CLOSING DATE

3.1.    The Closing Date shall be [DATE] or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.    The Acquired Portfolio shall direct the Bank of New York Mellon, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.    The Acquired Portfolio shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class ADV, Class I and Class S shares owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.    In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of IIT, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.              REPRESENTATIONS AND WARRANTIES

4.1.    Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of IIT, IIT, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio as follows:

(a)         The Acquired Portfolio is duly organized as a series of IIT, which is a statutory trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under IIT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)         IIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)         The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)           The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IIT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IIT, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IIT, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)          All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)         Except as otherwise disclosed in writing to and accepted by IIT, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. IIT, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)             The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2012 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)            Since December 31, 2012, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)         On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)             For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 therunder;

(m)     All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)         The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IIT, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)         The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)         The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.    Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of IIT, IIT, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

(a)         The Acquiring Portfolio is duly organized as a series of IIT, which is a statutory trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under IIT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)         IIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, are in full force and effect;

(c)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)         The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)           The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IIT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IIT, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IIT, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)          Except as otherwise disclosed in writing to and accepted by IIT, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against IIT, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business. IIT, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)         The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2012 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)             Since December 31, 2012, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)         For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 thereunder;

(l)             All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by IIT and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)     The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IIT, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)         The Class ADV, Class I and Class S Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)         The information to be furnished by IIT for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)         That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials with respect to the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.              COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.    The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.    The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.    The Acquired Portfolio covenants that the Class ADV, Class I and Class S Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.    The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio’s shares.

5.5.    Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.    The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.    As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Class ADV, Class I and Class S Acquiring Portfolio Shares received at the Closing.

5.8.    The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.    IIT, on behalf of the Acquired Portfolio, covenants that IIT will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as IIT, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) IIT’s, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) IIT’s, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.       The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of IIT, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at IIT’s election, to the performance by IIT, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.    All representations and warranties of IIT, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.    IIT, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Portfolio a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of IIT, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Portfolio shall reasonably request;

6.3.    IIT, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IIT, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.    The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of IIT, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at IIT’s election, to the performance by IIT, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.    All representations and warranties of IIT, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.    IIT shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of IIT;

7.3.    IIT, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of IIT, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio shall reasonably request;

7.4.    IIT, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IIT, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.    The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.    The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to IIT, on behalf of the Acquired Portfolio, or IIT, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.    The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of IIT’s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, IIT may not, either on behalf of the Acquiring Portfolio or on behalf of the Acquired Portfolio, waive the conditions set forth in this paragraph 8.1;

8.2.    On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by IIT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.    The parties shall have received the opinion of Dechert LLP addressed to IIT substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of IIT. Notwithstanding anything herein to the contrary, neither Acquiring Portfolio nor the Acquired Portfolio may waive the condition set forth in this paragraph 8.5.

9.              BROKERAGE FEES AND EXPENSES

9.1.    IIT, on behalf of each of the Acquired Portfolio, and the Acquiring Portfolio, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2       The expenses relating to the proposed Reorganization will be borne by ING Investment Management Co. LLC (“IIM”), the sub-adviser to the Acquiring Portfolio (or an affiliate of IIM). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.           The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.           The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.       TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before [DATE], unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.       AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of IIT; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by IIT pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class ADV, Class I and Class S Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.       NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Investors Trust

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

WITH A COPY TO:

DECHERT LLP

1775 I STREET, N.W.

WASHINGTON, D.C. 20006

Attn: Jeffrey S. Puretz.

14.       HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.           The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.           This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

14.4.           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Portfolio or the Acquiring Portfolio, as the case may be, as provided in the Declaration of Trust of IIT. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

APPENDIX B: ADDITIONAL INFORMATION REGARDING ING LARGE CAP VALUE PORTFOLIO

Portfolio Holdings Information

A description of the ING Large Cap Value Portfolio’s (the “Portfolio”) policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s SAI dated April 30, 2013. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

How Shares Are Priced

The NAV per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio (other than exchange-traded fund (“ETF”) shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  Securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

How to Buy and Sell Shares

The Portfolio’s shares may be offered to insurance company Separate Accounts serving as investment options under Variable Contracts, Qualified Plans outside the Separate Account context, custodial accounts, certain investment advisers, and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its Separate Accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, the Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and the Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and/or Shareholder Service Plan

The Portfolio has a Shareholder Service and Distribution Plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.75% (0.50% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of the Portfolio. The Distributor has agreed to waive 0.15% of the distribution fees for the Portfolio. This waiver will continue through May 1, 2015. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Portfolio has a Shareholder Service Plan (“Service Plan”) for Class S shares of the Portfolios. The Service Plan allows the Portfolio to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries and plan administrators that provide administrative services relating to Class S shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class S shares. These payments are made to the Distributor in connection with personal services rendered to Portfolio’s shareholders and the maintenance of shareholders’ accounts.

Frequent Trading - Market Timing

The Portfolio is intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Payments to Financial Intermediaries

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, the Portfolio’s Adviser, Distributor, Administrator, or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Dividends, Distributions, and Taxes

Dividends and Distributions

The Portfolio declares and pays dividends from net investment income at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income, and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s Separate Accounts.

Since the sole shareholders of the Portfolio will be Separate Accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI dated April 30, 2013 for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand Large Cap Portfolio’s Class ADV, Class I and Class S shares’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions).

This information has been derived from the Portfolio’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

		Income (loss) from investment operations				Less distributions					Ratios to average net assets							Supplemental data
Year or period ended	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From return of capital	Total Distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
	($)	($)		($)	($)	($)		($)	($)	($)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class ADV
12-31-12	8.19	0.15	•	0.98	1.13	0.19	—	0.19	9.13	14.00	1.55	1.29		1.29		1.74		3,629	96
12-31-11	8.05	0.19	•	0.03	0.22	0.08	—	0.08	8.19	2.76	1.55	1.29		1.29		2.41		2,424	92
12-31-10	6.92	0.12		1.17	1.29	0.16	—	0.16	8.05	18.96	1.54	1.29	†	1.29	†	1.61	†	1	19
12-31-09	6.18	0.14		0.60	0.74	—	—	—	6.92	11.97	1.58	1.29	†	1.28	†	2.37	†	1	34
12-31-08	9.18	0.20		(3.00)	(2.80)	0.19	0.01	0.20	6.18	(30.38)	1.56	1.29	†	1.29	†	2.44	†	1	23

Class I
12-31-12	8.26	0.21	•	0.99	1.20	0.23	—	0.23	9.23	14.71	0.80	0.69		0.69		2.35		273,167	96
12-31-11	8.06	0.24	•	0.04	0.28	0.08	—	0.08	8.26	3.51	0.80	0.69		0.69		2.94		248,161	92
12-31-10	6.94	0.18		1.14	1.32	0.20	—	0.20	8.06	19.37	0.79	0.69	†	0.69	†	2.32	†	142,983	19
12-31-09	6.16	0.19		0.59	0.78	—	—	—	6.94	12.66	0.83	0.69	†	0.68	†	2.98	†	129,369	34
12-31-08	9.18	0.24		(3.02)	(2.78)	0.23	0.01	0.24	6.16	(30.12)	0.81	0.69	†	0.69	†	3.06	†	116,455	23

Class S
12-31-12	8.19	0.19	•	0.97	1.16	0.21	—	0.21	9.14	14.35	1.05	0.94		0.94		2.12		80,048	96
12-31-11	8.01	0.22	•	0.04	0.26	0.08	—	0.08	8.19	3.28	1.05	0.94		0.94		2.74		66,983	92
12-31-10	6.90	0.15	•	1.15	1.30	0.19	—	0.19	8.01	19.22	1.04	0.94	†	0.94	†	2.07	†	3	19
12-31-09	6.14	0.15	•	0.61	0.76	—	—	—	6.90	12.38	1.08	0.94	†	0.93	†	2.45	†	3	34
12-31-08	9.18	0.22		(3.02)	(2.80)	0.23	0.01	0.24	6.14	(30.34)	1.06	0.94	†	0.94	†	2.70	†	1	23

(1)         Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)         Annualized for periods less than a year.

(3)         Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)         Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

•                  Calculated using average number of shares outstanding throughout the period.

†                 Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

APPENDIX C: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of June 7, 2013:

ING Pioneer Mid Cap Value Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*

ING Large Cap Value Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*

*                 On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on June 7, 2013.

[PRINT CODE]

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free [ ] and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on August 22, 2013.

The Proxy Statement/Prospectus for the Meeting and the Notice of the Meeting are available at www.proxyvote.com/ing.

ING Pioneer Mid Cap Portfolio

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on August 22, 2013, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF Trustees RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.

To approve an Agreement and Plan of Reorganization by and between the Portfolio and ING Large Cap Value Portfolio (“Large Cap Portfolio”), providing for the reorganization of the Portfolio with and into Large Cap Portfolio.

	For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTION CARD

BY PHONE: Call toll-free [ ] and follow the recorded instructions.

ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 22, 2013

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on August 22, 2013.

The Joint Proxy Statement for the Meeting and the Notice of the Meeting are available at [ ].

PORTFOLIO/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒   PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.

To approve an Agreement and Plan of Reorganization by and between the Portfolio and ING Large Cap Value Portfolio (“Large Cap Portfolio”), providing for the reorganization of the Portfolio with and income Large Cap Portfolio.

	For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PART B

ING Investors Trust

Statement of Additional Information

July 17, 2013

Acquisition of the Assets and Liabilities of: ING Pioneer Mid Cap Value Portfolio (A Series of ING Investors Trust) 7337 East Doubletree Ranch Road,Suite100 Scottsdale, Arizona 85258-2034	By and in Exchange for Shares of: ING Large Cap Value Portfolio (A Series of ING Investors Trust) 7337 East Doubletree Ranch Road, Suite100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Investors Trust’s (“SAI”) is available to the shareholders of ING Pioneer Mid Cap Value Portfolio (“Mid Cap Portfolio”, a series of ING Investors Trust, in connection with a proposed transaction whereby all of the assets and liabilities of Mid Cap Portfolio will be transferred to ING Large Cap Value Portfolio (“Large Cap Portfolio,” together with Mid Cap Portfolio, the “Portfolios, each a “Portfolio”), a series of ING Investors Trust, in exchange for shares of Mid Cap Portfolio.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for Mid Cap Portfolio; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.              The SAI for the Portfolios, dated April 30, 2013, as filed on April 24, 2013 (File No: 033-23512).

2.              The Financial Statements of Mid Cap Portfolio included in the Annual Report dated December 31, 2012, as filed on March 6, 2013 and the Semi-Annual Report dated June 30, 2012, as filed on September 4, 2012 (File No: 811-05629) and the Financial Statements of Large Cap Portfolio included in the Annual Report dated December 31, 2012, as filed on March 6, 2013 and the Semi-Annual Report dated June 30, 2012, as filed on September 4, 2012 (File No. 811-05629).

This SAI is not a prospectus. A Proxy Statement/Prospectus dated July 17, 2013, relating to the Reorganization of Mid Cap Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-366-0066. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

1

ING Large Cap Value Portfolio

Set forth below is an excerpt from Large Cap Portfolio’s annual report dated December 31, 2012.

* * * *

Market Perspective: Year Ended December 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors’ frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product (“GDP”) growth was revised up to 3.1%, but it didn’t feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities’ slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi’s July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over

2

the yen in 2012, as Japan’s parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bank of America/Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained Index

Tracks the performance of BB-B rated U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%.

Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index	Is an unmanaged index of bonds rated BB and B by Moody’s or S&P.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Barclays Capital U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI U.S. REIT® Index

A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000 Growth® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

Portfolio Managers’ Report

ING Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Robert M. Kloss and Chris Corapi of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 14.35% compared to the Russell 1000® Value Index, which returned 17.51% for the same period.

Portfolio Specifics: The Fund underperformed its benchmark during the reporting period, due to weak stock selection, particularly in the financials and consumer staples sectors. In contrast, stock selection within information technology and materials contributed to performance.

Within the financial sector, not owning Bank of America Corp. was unfavorable to relative returns. In October, the company reported third earnings that exceeded consensus expectations. While the quarter was highlighted by strong commercial loan

3

growth, capital ratio building, lower non-interest expense and margin expansion, the results also reflected weakness in consumer, banking, cards, trading, loans and brokerage. We do not own Bank of America as we believe overhangs linger and the revenue picture remains muted despite improvements in capital structure and mortgage related costs.

The Fund’s position in Arch Coal, Inc., a coal consumable fuels company, was also unfavorable for returns. During the period, the coal sector was pressured by depressed natural gas prices, an alternative fuel which caps the pricing for coal, as well as weak investor sentiment and worries about slowing growth in China. We exited this position in June.

Within the information technology, hard disk drive manufacturer Seagate Technology, Inc. was an outstanding performer. The company is benefiting from industry supply constraints arising from the Thailand floods, where Seagate is much less exposed than its competitors. In addition, the industry is in the process of consolidating from four major producers to only two. Thus, the company should gain share and enjoy stronger pricing.

Shares of Comcast Corp., a consumer discretionary stock, benefited the portfolio for the period. The company reported strong earnings throughout 2012, with nearly all of the revenue and margin metrics continuing to improve. The company experienced high margin broadband subscriber growth and also increased its share repurchase program. In the third quarter, Comcast grew revenues by 15.4% and returned over $1.1 billion in capital to shareholders via dividends and share repurchases. The company’s core cable operations continue to outperform its peers and it continues to execute well.

Current Strategy and Outlook: We continue to see attractive valuations in companies in a variety of sectors. In our view, investors will continue to demand dividends as they search for income, and for funds that offer potential to outperform in a downward market, such as the Portfolio seeks to do. The Portfolio is currently overweight in the consumer discretionary, industrials and telecommunication services sectors and underweight the financials, energy, and healthcare sectors.

*                 Effective May 25, 2012, David Powers was removed as a portfolio manager to the Portfolio

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Sector Diversification

as of December 31, 2012

(as a percentage of net assets)

Financials	25.4%
Energy	13.8%
Health Care	10.3%
Consumer Discretionary	9.6%
Industrials	9.6%
Consumer Staples	6.5%
Information Technology	6.2%
Utilities	5.9%
Telecommunication Services	3.6%
Materials	3.6%
Exchange-Traded Funds	2.4%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%

*                           Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings

as of December 31, 2012*

(as a percentage of net assets)

ExxonMobil Corp.	6.8%
Pfizer, Inc.	3.9%
Wells Fargo & Co.	3.3%
General Electric Co.	3.1%
JPMorgan Chase & Co.	3.0%
Merck & Co., Inc.	2.9%
Cisco Systems, Inc.	2.5%
iShares Russell 1000 Value Index Fund	2.4%
Lowe’s Cos., Inc.	2.2%
Halliburton Co.	2.0%

*                           Excludes short-term investments.

Portfolio holdings are subject to change daily.

5

Average Annual Total Returns for the Periods Ended December 31, 2012

	1 Year	5 Year	Since Inception of Class ADV, I and S May 11, 2007
Class ADV	14.00%	1.67%	0.11%
Class I	14.71%	2.22%	0.67%
Class S	14.35%	1.96%	0.41%
Russell 1000® Value Index	17.51%	0.59%	(0.37	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Large Cap Value Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)         Since inception performance of the index is shown from May 1, 2007.

Prior to January 21, 2011, the Portfolio was sub-advised by Pioneer Investment Management, Inc. Effective January 21, 2011, the Portfolio’s name and investment strategies changed.

6

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of Mid Cap Portfolio will be transferred to Large Cap Portfolio, in exchange for shares of Large Cap Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of July 12, 2013. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio. The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio. The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio. The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2012 (Unaudited)

	ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	Pro Forma Adjust-ments		ING Large Cap Value Portfolio Pro Forma Combined
ASSETS:
Investments in securities at value +*	$543,281,568	$345,940,983	$—		$889,222,551
Short-term investments at value**	24,991,259	13,486,458	—		38,477,717
Total Investments at fair value	$568,272,827	$359,427,441	$—		$927,700,268
Cash	8	970	—		978
Foreign currencies at value***	—	945,859	—		945,859
Receivables:
Investment securities sold	79,311,244	—	—		79,311,244
Fund shares sold	1,101,053	28,138	—		1,129,191
Dividends	714,201	644,568	—		1,358,769
Prepaid expenses	—	2,978	—		2,978
Reimbursement due from manager	—	34,183	315,024	(A)	349,207
Total assets	649,399,333	361,084,137	315,024		1,010,798,494

LIABILITIES:
Payable for investment securities purchased	10,837,475	1,100,706	—		11,938,181
Payable for fund shares redeemed	75,090,557	321,068	—		75,411,625
Payable upon receipt of securities loaned	6,764,637	2,520,458	—		9,285,095
Payable for unified fees	340,363	—			340,363
Payable for investment management fees	—	195,007			195,007
Payable for administrative fees	—	30,001			30,001
Payable for distribution and shareholder service fees	97,618	18,259	—		115,877
Payable for trustee fees	—	1,732	—		1,732
Other accrued expenses and liabilities	—	53,045	315,024	(A)	368,069
Total liabilities	93,130,650	4,240,276	315,024		97,685,950
NET ASSETS	$556,268,683	$356,843,861	$—		$913,112,544

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$658,364,264	$368,785,675	$—		$1,027,149,939
Distributions in excess of net investment income	1,074,176	7,930,259	—		9,004,435
Accumulated net realized loss	(145,169,292)	(48,832,805)	—		(194,002,097)
Net unrealized appreciation	41,999,535	28,960,732	—		70,960,267
NET ASSETS	$556,268,683	$356,843,861	$—		$913,112,544

+ Including securities loaned at value	$6,615,423	$2,447,200	$—		$9,062,623
* Cost of investments in securities	$501,282,033	$316,979,774	$—		$818,261,807
** Cost of short-term investments	$24,991,259	$13,486,458	$—		$38,477,717
*** Cost of foreign currencies	$—	$946,336	$—		$946,336

Class ADV:
Net Assets	$3,542,239	$3,628,627	$—		$7,170,866
Shares authorized	unlimited	unlimited			unlimited
Par value	$0.001	$0.001			$0.001
Shares outstanding	318,446	397,446	69,532	(B)	785,424
Net asset value and redemption price per share	$11.12	$9.13			$9.13

Class I:
Net Assets	$97,992,681	$273,167,035	$—		$371,159,716
Shares authorized	unlimited	unlimited			unlimited
Par value	$0.001	$0.001			$0.001
Shares outstanding	8,665,972	29,594,798	1,950,785	(B)	40,211,555
Net asset value and redemption price per share	$11.31	$9.23			$9.23

Class S:
Net Assets	$454,733,763	$80,048,199	$—		$534,781,962
Shares authorized	unlimited	unlimited			unlimited
Par value	$0.001	$0.001			$0.001
Shares outstanding	40,218,204	8,757,032	9,533,849	(B)	58,509,085
Net asset value and redemption price per share	$11.31	$9.14			$9.14

(A)                Reflects adjustment for estimated one time merger expenses and transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

(B)                Reflects new shares issued, net of retired shares of ING Pioneer Mid Cap Value Portfolio. (Calculation: Net Assets ÷ NAV per share)

See accompanying Notes to Pro Forma Financial Statements (Unaudited)

7

STATEMENTS OF OPERATIONS for the year ended December 31, 2012 (Unaudited)

	ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	Pro Forma Adjustments		ING Large Cap Value Portfolio Pro Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,673,903	$10,445,688	$—		$22,119,591
Securities lending income, net	106,313	92,783	—		199,096
Total investment income	11,780,216	10,538,471	—		22,318,687

EXPENSES:
Investment management fees	—	2,251,356	4,244,603	(A)	6,495,959
Unified fees	4,179,943	—	(4,179,943	)(A)	—
Distribution and service fees:
Class ADV	30,236	22,603	—	(A)	52,839
Class S	1,193,151	197,010	(763,329	)(A)	626,832
Transfer agent fees	—	584	1,101	(A)	1,685
Administrative service fees	—	346,357	653,006	(A)	999,363
Shareholder reporting expense	—	54,745	103,214	(A)	157,959
Professional fees	—	35,850	67,590	(A)	103,440
Custody and accounting expense	—	37,816	71,297	(A)	109,113
Trustee fees and expenses	33,524	10,391	(13,933	)(A)	29,982
Miscellaneous expense	—	23,103	43,557	(A)	66,660
Interest expense	—	1,906	3,593	(A)	5,499
Total expenses	5,436,854	2,981,721	230,756		8,649,331
Net waived and reimbursed fees	(6,150)	(384,109)	(709,055	)(A)	(1,099,314)
Brokerage commission recapture	(86,628)	—	86,628	(A)	—
Net expenses	5,344,076	2,597,612	(391,671)		7,550,017
Net investment income	6,436,140	7,940,859	391,671		14,768,670

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	21,897,806	16,108,596	—		38,006,402
Foreign currency related transactions	—	(377)			(377)
Net realized gain	21,897,806	16,108,219	—		38,006,025
Net change in unrealized appreciation or depreciation on:
Investments	40,669,985	22,841,167	—		63,511,152
Foreign currency related transactions	—	23,024			23,024
Net change in unrealized appreciation or depreciation	40,669,985	22,864,191	—		63,534,176
Net realized and unrealized gain	62,567,791	38,972,410	—		101,540,201
Increase in net assets resulting from operations	$69,003,931	$46,913,269	$391,671		$116,308,871

*Foreign taxes withheld	$60,133	$57,999	$—	$118,132

(A)                 Reflects adjustment in expenses due to effects of new contractual rates.

See accompanying Notes to Pro Forma Financial Statements (Unaudited)

8

PORTFOLIO OF INVESTMENTS

as of December 31, 2012 (Unaudited)

ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	ING Large Cap Value Portfolio Pro Forma Combined			ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	Pro Forma adjustments	ING Large Cap Value Portfolio Pro Forma Combined
Shares	Shares	Shares			Value	Value	Value	Value

		COMMON STOCK: 96.4%
				Consumer Discretionary: 11.8%
229,100	—	229,100		Best Buy Co., Inc.	2,714,835	—	—	2,714,835
—	177,708	177,708		Comcast Corp. — Class A	—	6,642,725	—	6,642,725
201,300	—	201,300	@	CROCS, Inc.	2,896,707	—	—	2,896,707
—	112,206	112,206	@	Delphi Automotive PLC	—	4,291,880	—	4,291,880
—	103,877	103,877		Foot Locker, Inc.	—	3,336,529	—	3,336,529
153,550	—	153,550	@	Hanesbrands, Inc.	5,500,161	—	—	5,500,161
443,600	—	443,600		Interpublic Group of Cos., Inc.	4,888,472	—	—	4,888,472
183,300	—	183,300	@	Jarden Corp.	9,476,610	—	—	9,476,610
—	219,012	219,012		Lowe’s Cos., Inc.	—	7,779,306	—	7,779,306
267,000	108,731	375,731		Macy’s, Inc.	10,418,340	4,242,684	—	14,661,024
118,600	91,200	209,800	@	Penn National Gaming, Inc.	5,824,446	4,478,832	—	10,303,278
291,010	—	291,010		Rent-A-Center, Inc.	9,999,104	—	—	9,999,104
132,100	—	132,100		Ross Stores, Inc.	7,153,215	—	—	7,153,215
312,740	—	312,740	@	Sally Beauty Holdings, Inc.	7,371,282	—	—	7,371,282
—	59,300	59,300		Six Flags Entertainment Corp.	—	3,629,160	—	3,629,160
136,405	—	136,405		Wyndham Worldwide Corp.	7,258,110	—	—	7,258,110
					73,501,282	34,401,116	—	107,902,398
				Consumer Staples: 5.5%
166,605	—	166,605		Campbell Soup Co.	5,812,848	—	—	5,812,848
—	154,165	154,165		Coca-Cola Enterprises, Inc.	—	4,891,655	—	4,891,655
137,085	—	137,085		CVS Caremark Corp.	6,628,060	—	—	6,628,060
152,400	—	152,400	@,L	Green Mountain Coffee Roasters, Inc.	6,303,264	—	—	6,303,264
129,574	—	129,574		Ingredion, Inc.	8,348,453	—	—	8,348,453
—	50,596	50,596		JM Smucker Co.	—	4,363,399	—	4,363,399
—	126,595	126,595		Kraft Foods Group, Inc.	—	5,756,275	—	5,756,275
—	43,678	43,678		Philip Morris International, Inc.	—	3,653,228	—	3,653,228
—	66,601	66,601		Wal-Mart Stores, Inc.	—	4,544,186	—	4,544,186
					27,092,625	23,208,743	—	50,301,368

9

ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	ING Large Cap Value Portfolio Pro Forma Combined			ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	Pro Forma adjustments	ING Large Cap Value Portfolio Pro Forma Combined
				Energy: 10.9%
181,125	55,863	236,988	@	Ensco PLC	10,737,090	3,311,559	—	14,048,649
—	34,694	34,694		EOG Resources, Inc.	—	4,190,688	—	4,190,688
—	281,174	281,174		ExxonMobil Corp.	—	24,335,610	—	24,335,610
—	203,006	203,006		Halliburton Co.	—	7,042,278	—	7,042,278
331,000	—	331,000		Marathon Oil Corp.	10,148,460	—	—	10,148,460
99,950	—	99,950		National Oilwell Varco, Inc.	6,831,582	—	—	6,831,582
79,250	—	79,250		Noble Energy, Inc.	8,062,895	—	—	8,062,895
—	105,323	105,323	@	Rowan Companies PLC	—	3,293,450	—	3,293,450
—	50,596	50,596		Royal Dutch Shell PLC - Class A	—	3,488,594	—	3,488,594
147,370	—	147,370	@	Southwestern Energy Co.	4,923,632	—	—	4,923,632
—	142,704	142,704		Statoil ASA	—	3,573,308	—	3,573,308
279,575	—	279,575		Valero Energy Corp.	9,539,099	—	—	9,539,099
					50,242,758	49,235,487	—	99,478,245
				Financials: 27.6%
235,555	—	235,555		Aflac, Inc.	12,512,682	—	—	12,512,682
—	158,295	158,295	L	AllianceBernstein Holding LP	—	2,759,082	—	2,759,082
226,795	—	226,795		Allstate Corp.	9,110,355	—	—	9,110,355
126,500	—	126,500		American Campus Communities, Inc.	5,835,445	—	—	5,835,445
149,920	70,008	219,928		Ameriprise Financial, Inc.	9,389,490	4,384,601	—	13,774,091
—	129,796	129,796		BB&T Corp.	—	3,778,362	—	3,778,362
363,840	—	363,840		BioMed Realty Trust, Inc.	7,033,027	—	—	7,033,027
—	140,948	140,948		Blackstone Group LP	—	2,197,379	—	2,197,379
62,779	—	62,779		Boston Properties, Inc.	6,642,646	—	—	6,642,646
223,000	—	223,000		Capital One Financial Corp.	12,918,390	—	—	12,918,390
271,215	—	271,215	@	CIT Group, Inc.	10,479,748	—	—	10,479,748
—	138,883	138,883		Citigroup, Inc.	—	5,494,211	—	5,494,211
180,830	—	180,830		Discover Financial Services	6,970,996	—	—	6,970,996
511,120	—	511,120		Duke Realty Corp.	7,089,234	—	—	7,089,234
—	77,030	77,030		EPR Properties	—	3,551,853	—	3,551,853
—	310,603	310,603		Fifth Third Bancorp.	—	4,718,060	—	4,718,060
258,725	—	258,725		First Republic Bank	8,481,005	—	—	8,481,005
186,450	—	186,450		HCP, Inc.	8,423,811	—	—	8,423,811
91,900	—	91,900		Home Properties, Inc.	5,634,389	—	—	5,634,389
263,600	—	263,600	@	Invesco Ltd.	6,877,324	—	—	6,877,324
—	242,865	242,865		JPMorgan Chase & Co.	—	10,678,774	—	10,678,774

10

ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	ING Large Cap Value Portfolio Pro Forma Combined			ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	Pro Forma adjustments	ING Large Cap Value Portfolio Pro Forma Combined
422,690	—	422,690		Kimco Realty Corp.	8,166,371	—	—	8,166,371
—	167,486	167,486		Lincoln National Corp.	—	4,337,887	—	4,337,887
254,350	—	254,350		Pebblebrook Hotel Trust	5,875,485	—	—	5,875,485
126,735	74,242	200,977		PNC Financial Services Group, Inc.	7,389,918	4,329,051	—	11,718,969
—	70,525	70,525		Prudential Financial, Inc.	—	3,761,098	—	3,761,098
595,300	526,800	1,122,100		Regions Financial Corp.	4,238,536	3,750,816	—	7,989,352
—	162,426	162,426		SunTrust Bank	—	4,604,777	—	4,604,777
—	70,629	70,629		Travelers Cos., Inc.	—	5,072,575	—	5,072,575
348,397	—	348,397		UnumProvident Corp.	7,253,626	—	—	7,253,626
—	204,143	204,143		US Bancorp.	—	6,520,327	—	6,520,327
94,900	—	94,900	@	Walter Investment Management Corp.	4,082,598	—	—	4,082,598
—	144,562	144,562		Weingarten Realty Investors	—	3,869,925	—	3,869,925
—	344,988	344,988		Wells Fargo & Co.	—	11,791,690	—	11,791,690
204,400	—	204,400	@	Willis Group Holdings PLC	6,853,532	—	—	6,853,532
—	194,643	194,643	@	XL Group PLC	—	4,877,754	—	4,877,754
					161,258,608	90,478,222	—	251,736,830
				Health Care: 10.9%
—	57,721	57,721		Abbott Laboratories	—	3,780,725	—	3,780,725
251,470	—	251,470	@	CareFusion Corp.	7,187,013	—	—	7,187,013
202,855	—	202,855		Cigna Corp.	10,844,628	—	—	10,844,628
89,200	—	89,200	@	DaVita, Inc.	9,859,276	—	—	9,859,276
—	72,487	72,487		Eli Lilly & Co.	—	3,575,059	—	3,575,059
218,000	—	218,000	@	Hospira, Inc.	6,810,320	—	—	6,810,320
105,785	—	105,785		Humana, Inc.	7,260,024	—	—	7,260,024
162,545	—	162,545	@	Jazz Pharmaceuticals PLC	8,647,394	—	—	8,647,394
—	126,493	126,493		Medtronic, Inc.	—	5,188,743	—	5,188,743
—	251,952	251,952		Merck & Co., Inc.	—	10,314,915	—	10,314,915
—	550,371	550,371		Pfizer, Inc.	—	13,803,305	—	13,803,305
141,370	—	141,370		Teva Pharmaceutical Industries Ltd.	5,278,756	—	—	5,278,756
85,490	—	85,490	@	Watson Pharmaceuticals, Inc.	7,352,140	—	—	7,352,140
					63,239,551	36,662,747	—	99,902,298
				Industrials: 9.2%
—	99,851	99,851		Ametek, Inc.	—	3,751,402	—	3,751,402
—	58,030	58,030		Boeing Co.	—	4,373,141	—	4,373,141

11

ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	ING Large Cap Value Portfolio Pro Forma Combined			ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	Pro Forma adjustments	ING Large Cap Value Portfolio Pro Forma Combined
164,800	—	164,800	@	Eaton Corp. PLC	8,932,160	—	—	8,932,160
130,230	48,935	179,165		Fluor Corp.	7,649,710	2,874,442	—	10,524,152
—	70,216	70,216		General Dynamics Corp.	—	4,863,862	—	4,863,862
—	520,839	520,839		General Electric Co.	—	10,932,411	—	10,932,411
105,700	—	105,700		Joy Global, Inc.	6,741,546	—	—	6,741,546
121,500	—	121,500	@	Owens Corning, Inc.	4,494,285	—	—	4,494,285
223,200	—	223,200		Robert Half International, Inc.	7,102,224	—	—	7,102,224
—	32,100	32,100		Roper Industries, Inc.	—	3,578,508	—	3,578,508
662,440	—	662,440		Southwest Airlines Co.	6,783,386	—	—	6,783,386
119,035	—	119,035		SPX Corp.	8,350,305	—	—	8,350,305
—	30,254	30,254		Union Pacific Corp.	—	3,803,533	—	3,803,533
					50,053,616	34,177,299	—	84,230,915
				Information Technology: 6.4%
244,535	—	244,535		Analog Devices, Inc.	10,285,142	—	—	10,285,142
—	93,142	93,142		Automatic Data Processing, Inc.	—	5,310,025	—	5,310,025
—	463,117	463,117		Cisco Systems, Inc.	—	9,100,249	—	9,100,249
—	137,437	137,437		Microchip Technology, Inc.	—	4,479,072	—	4,479,072
—	119,361	119,361		Microsoft Corp.	—	3,190,520	—	3,190,520
352,800	—	352,800	@	Nuance Communications, Inc.	7,874,496	—	—	7,874,496
200,580	—	200,580	@	Sandisk Corp.	8,737,265	—	—	8,737,265
266,100	—	266,100		Xilinx, Inc.	9,552,990	—	—	9,552,990
					36,449,893	22,079,866	—	58,529,759
				Materials: 4.3%
96,200	—	96,200		Allegheny Technologies, Inc.	2,920,632	—	—	2,920,632
190,200	—	190,200	@	Crown Holdings, Inc.	7,001,262	—	—	7,001,262
152,200	—	152,200		Eastman Chemical Co.	10,357,210	—	—	10,357,210
—	105,117	105,117		International Paper Co.	—	4,187,862	—	4,187,862
99,910	—	99,910		Mosaic Co.	5,657,903	—	—	5,657,903
—	107,079	107,079		Nucor Corp.	—	4,623,671	—	4,623,671
—	105,736	105,736		Packaging Corp. of America	—	4,067,664	—	4,067,664
					25,937,007	12,879,197	—	38,816,204
				Telecommunication Services: 2.2%
189,260	153,387	342,647		CenturyTel, Inc.	7,403,851	6,000,499	—	13,404,350

12

ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	ING Large Cap Value Portfolio Pro Forma Combined		ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	Pro Forma adjustments	ING Large Cap Value Portfolio Pro Forma Combined
—	161,392	161,392	Verizon Communications, Inc.	—	6,983,432	—	6,983,432
				7,403,851	12,983,931	—	20,387,782
			Utilities: 7.6%
155,240	—	155,240	AGL Resources, Inc.	6,204,943	—	—	6,204,943
234,160	—	234,160	Ameren Corp.	7,193,395	—	—	7,193,395
189,110	—	189,110	American Electric Power Co., Inc.	8,071,215	—	—	8,071,215
—	248,853	248,853	CenterPoint Energy, Inc.	—	4,790,420	—	4,790,420
—	81,206	81,206	DTE Energy Co.	—	4,876,420	—	4,876,420
—	58,547	58,547	Entergy Corp.	—	3,732,371	—	3,732,371
—	211,061	211,061	Great Plains Energy, Inc.	—	4,286,649	—	4,286,649
140,470	—	140,470	Northeast Utilities	5,489,568	—	—	5,489,568
—	190,875	190,875	NV Energy, Inc.	—	3,462,473	—	3,462,473
131,440	—	131,440	Pinnacle West Capital Corp.	6,700,811	—	—	6,700,811
246,100	—	246,100	PNM Resources, Inc.	5,047,511	—	—	5,047,511
328,150	—	328,150	PPL Corp.	9,394,934	—	—	9,394,934
				48,102,377	21,148,333	—	69,250,710
			Total Common Stock
			(Cost $809,694,299)	543,281,568	337,254,941	—	880,536,509

		EXCHANGE-TRADED FUNDS: 1.0%
			Exchange-Traded Funds: 1.0%
—	119,281	119,281	iShares Russell 1000 Value Index Fund	—	8,686,042	—	8,686,042

			Total Exchange-Traded Funds
			(Cost $8,567,508)	—	8,686,042	—	8,686,042

			Total Long-Term Investments
			(Cost $818,261,807)	543,281,568	345,940,983	—	889,222,551

Principal amount†	Principal amount†			Value	Value	Value	Value
		SHORT-TERM INVESTMENTS: 4.2%
			Securities Lending Collateral: 1.0%

13

ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	ING Large Cap Value Portfolio Pro Forma Combined		ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	Pro Forma adjustments	ING Large Cap Value Portfolio Pro Forma Combined
1,606,629	—	1,606,629	Barclays Band PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,606,655, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,638,762, due 08/01/27-01/01/43)	1,606,629	—	—	1,606,629
—	493,425	493,425	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $493,430, collateralized by various U.S. Government Securities, 0.000%-3.375%, Market Value plus accrued interest $503,294, due 07/31/13-11/15/39)	—	493,425	—	493,425
1,606,629	—	1,606,629	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,606,647, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,638,762, due 10/01/16-12/20/42)	1,606,629	—	—	1,606,629
—	1,000,000	1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	—	1,000,000	—	1,000,000
338,121	—	338,121	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $338,124, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $344,884, due 10/31/17-08/15/22)	338,121	—	—	338,121
1,606,629	—	1,606,629	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,606,646, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,638,762, due 08/09/13-06/20/42)	1,606,629	—	—	1,606,629
—	27,033	27,033	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $27,033, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $27,574, due 08/09/13-04/18/36)	—	27,033	—	27,033
—	1,000,000	1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,000,019, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $1,020,000, due 03/10/14-12/20/42)	—	1,000,000	—	1,000,000
1,606,629	—	1,606,629	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,606,684, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,638,762, due 10/01/32-01/01/43)	1,606,629	—	—	1,606,629
				6,764,637	2,520,458	—	9,285,095
			Mutual Funds: 3.2%
18,226,622	10,966,000	29,192,622	BlackRock Liquidity Funds, TempFund, Institutional Class	18,226,622	10,966,000	—	29,192,622

14

ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	ING Large Cap Value Portfolio Pro Forma Combined			ING Pioneer Mid Cap Value Portfolio	ING Large Cap Value Portfolio	Pro Forma adjustments	ING Large Cap Value Portfolio Pro Forma Combined
			Total Short-Term Investments
			(Cost $38,477,717)		24,991,259	13,486,458	—	38,477,717

			Total Investments in Securities
			(Cost $856,739,524)*	101.6%	$568,272,827	$359,427,441	$—	$927,700,268

			Other Assets and Liabilities - Net	(1.6)	(12,004,144)	(2,583,580)	—	(14,587,724)
			Net Assets	100.0%	$556,268,683	$356,843,861	$—	$913,112,544

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
L	Loaned security, a portion or all of the security is on loan at October 31, 2012.
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these shot-term investments.

*	Cost for federal income tax purposes is:	$531,388,638	$331,563,928	$—	$862,952,566
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$48,054,615	$31,829,311	$—	$79,883,926
	Gross Unrealized Depreciation	(11,170,426)	(3,965,798)	—	(15,136,224)
	Net Unrealized Appreciation	$36,884,189	$27,863,513	$—	$64,747,702

15

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

The Board of Directors/Trustees (“Board”) of ING Pioneer Mid Cap Value Portfolio (“Mid Cap Value”) and into ING Large Cap Value Portfolio (“Large Cap”) (each a “Portfolio” and collectively, the “Portfolios”), approved an Agreement and Plan of Reorganization dated May 23, 2013, (the “Plan”) whereby, subject to approval by the shareholders of Mid Cap Value, into will acquire all of the assets of Mid Cap Value, subject to the liabilities of such Portfolio, in exchange for Large Cap issuing shares of such Portfolio to shareholders of Mid Cap Value in a number equal in value to net assets of Large Cap (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with Large Cap remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at December 31, 2012.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of Mid Cap Value and Large Cap at December 31, 2012.  The unaudited pro forma Statement of Operations reflects the results of operations of Mid Cap Value and Large Cap for the twelve-months ended December 31, 2012.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for Mid Cap Value and Large Cap under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of Mid Cap Value and Large Cap as of December 31, 2012. This unaudited pro forma Portfolio of Investments reflects management’s anticipation that most portfolio transitioning, including the sale of most holdings of Mid Cap Value and the purchases of assets Large Cap may hold or wish to hold, will take place shortly prior to the closing date of the Mergers. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Large Cap for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Portfolio.  Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common Large Cap issued in connection with the proposed acquisition of Mid Cap Value by Large Cap as of December 31, 2012.  The number of additional shares issued was calculated by dividing the net assets of each class of Mid Cap Value by the respective class net asset value per share of Large Cap.

Note 4 — Merger Costs:

Directed Services LLC (or an affiliate) will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger and transition costs to be incurred by Directed Services LLC are estimated at approximately $315,024. These costs represent the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs, mailing charges and transition expenses related to the proposed merger.

16

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

17

ING Investors Trust

(“Registrant”)

PART C:

OTHER INFORMATION

ITEM 15.   INDEMNIFICATION

Reference is made to Article V, Section 5.4 of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

The Trust has a management agreement with Directed Services LLC (“DSL”), and the Trust and DSL have various portfolio management agreements with the portfolio managers (the “Agreements”). Generally, the Trust will indemnify DSL and the portfolio managers under the Agreements for acts and omissions by DSL and/or the portfolio managers. Also, DSL will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSL nor the portfolio managers are indemnified for acts or omissions where DSL and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence, and/or by reason of reckless disregard.

The Trust has a management agreement with ING Investments, LLC (“ING Investments”) with respect to ING American Funds Portfolios, ING Retirement Portfolios, and ING Clarion Global Real Estate Portfolio.  Generally, the Trust will indemnify ING Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and ING Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the ING Investment’s duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

1.              a.              Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

b.              Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

c.               Amendment #2 effective May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

d.              Amendment #3 effective June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

e.               Amendment #4 effective June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

f.                Amendment #5 dated August 25, 2003 to the Trust’s Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

g.               Amendment #6 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

h.              Amendment #7 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

i.                  Amendment #9 effective November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust (22)

j.                 Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust (23)

k.              Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

l.                  Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

m.          Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

n.              Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

o.              Amendment #15, dated September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

p.              Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust (25)

q.              Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

1

r.                 Amendment #18 effective April 29, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

s.                Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

t.                 Amendment #21 effective July 25, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios (27)

u.              Amendment #20 effective August 15, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio (27)

v.              Amendment #22 effective August 29, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio (27)

w.            Amendment #23 effective November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING EquitiesPlus Portfolio, ING FMRSM Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio (29)

x.              Amendment #24 effective December 1, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio (33)

y.              Amendment # 25 effective December 5, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio (33)

z.               Amendment #26 dated January 3, 2006 to the Amended and Restated Agreement and Declaration of Trust to abolish the ING AIM Mid Cap Growth Portfolio (33)

aa.       Amendment #27 effective March 24, 2006 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING Franklin Income Portfolio and ING Quantitative Small Cap Value Portfolio (33)

bb.       Amendment #28 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to (1) Re-designate Service 1 Class shares to Service Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio; and (2) Designate Adviser Class shares and Institutional Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio (33)

cc.         Amendment #29 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Quantitative Small Cap Value Portfolio to ING Disciplined Small Cap Value Portfolio, and ING  Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio (33)

dd.       Amendment #30, effective May 1, 2006, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio  (34)

ee.         Amendment #31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING MFS Mid Cap Growth Portfolio to ING FMRSM Mid Cap Growth Portfolio and ING Goldman Sachs TollkeeperSM Portfolio to ING Global Technology Portfolio (35)

ff.           Amendment #32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio, ING FMRSM Earnings Growth Portfolio to ING FMRSM Large Cap Growth Portfolio and ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio (35)

gg.         Amendment #33, with regard to ING Eagle Asset Capital Appreciation Portfolio, dated December 27, 2006, to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest (35)

hh.       Amendment #34, effective April 3, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio and ING Franklin Templeton Founding Strategy Portfolio (36)

ii.               Amendment #35, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING International Portfolio to ING International Growth Opportunities Portfolio, ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth portfolio, and ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value Portfolio (36)

jj.             Amendment #36, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service Class shares for ING Stock Index Portfolio (36)

kk.       Amendment #37 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Capital Guardian Small/Mid Cap Portfolio (38)

ll.               Amendment #38 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Legg Mason Partners All Cap Portfolio (38)

mm.                       Amendment #39, effective June, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish an additional series designated as ING Focus 5 Portfolio (38)

nn.       Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service 2 Class shares for ING Stock Index Portfolio (38)

oo.       Amendment #41, effective September 12, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish two additional series ING American Funds Bond Portfolio and ING LifeStyle Conservative Portfolio (40)

pp.       Plan of Liquidation and Dissolution of Series of ING MarketPro Portfolio, effective October 26, 2007 (42)

qq.       Plan of Liquidation and Dissolution of Series of ING MarketStyle Growth Portfolio, effective October 26, 2007 (42)

2

rr.             Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Growth Portfolio, effective October 26, 2007 (42)

ss.           Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Portfolio, effective October 26, 2007 (42)

tt.             Amendment #42 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest, dated November 29, 2007 (42)

uu.       Amendment #43 to the Amended and Restated Agreement and Declaration of Trust, effective January 7, 2008 (42)

vv.       Amendment #44 to the Amended and Restated Agreement and Declaration of Trust, effective January 31, 2008 (42)

ww.   Amendment #45 to the Amended and Restated Agreement and Declaration of Trust, effective February 22, 2008 (42)

xx.       Amendment #46 to the Amended and Restated Agreement and Declaration of Trust , Abolition of Series of Shares of Beneficial Interest, dated March 27, 2008 (42)

yy.       Amendment #47 to the Amended and Restated Agreement and Declaration of Trust, effective April 14, 2008 (42)

zz.         Plan of Liquidation and Dissolution of Series of ING EquitiesPlus Portfolio, effective April 28, 2008 (42)

aaa.                      Amendment #48 to the Amended and Restated Agreement and Declaration of Trust, dated April 28, 2008 (43)

bbb.                      Amendment #49 to the Amended and Restated Agreement and Declaration of Trust, effective July 1, 2008 (43)

ccc.   Amendment #50 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian U.S. Equities Portfolio and ING Well Fargo Disciplined Value Portfolio) dated September 11, 2008 (44)

ddd.                      Amendment #51 to the Amended and Restated Agreement and Declaration of Trust, Designation of Adviser Class shares for ING Stock Index Portfolio effective January 23, 2009 (45)

eee.                         Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009 (45)

fff.      Amendment #52 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II effective April 30, 2009 (45)

ggg.   Amendment #53 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING International Equity Portfolio effective May 1, 2009 (45)

hhh.                      Plan of Liquidation and Dissolution of Series of ING Disciplined Small Cap Value Portfolio, effective April 4, 2009 (46)

iii.            Amendment #54 effective July 17, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish four additional series ING Retirement Conservative Portfolio, ING Retirement Moderate Portfolio, ING Retirement Moderate Growth Portfolio and ING Retirement Growth Portfolio (46)

jjj.         Amendment #55 dated July 20, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING JPMorgan Value Opportunities Portfolio, ING Oppenheimer Main Street Portfolio and ING Van Kampen Capital Growth Portfolio (46)

kkk. Amendment #56 dated August 10, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING AllianceBernstein Mid Cap Equity Portfolio, ING Growth and Income Portfolio II, ING Index Plus International Equity Portfolio and ING International Growth Opportunities Portfolio (47)

lll.            Amendment #57 dated August 19, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING Disciplined Small Cap Value Portfolio (47)

mmm.            Plan of Liquidation and Dissolution of Series of ING Multi-Manager International Small Cap Portfolio, effective October 23, 2009 (47)

nnn.                      Amendment #58 dated October 26, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING LifeStyle Portfolios (48)

ooo.                      Amendment #59 effective November 27, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to designate Adviser Class shares for ING Van Kampen Global Tactical Asset Allocation Portfolio (47)

ppp.                      Amendment #59 dated November 27, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the designation of Adviser Class shares for ING Van Kampen Global Tactical Allocation Portfolio (48)

qqq.                      Amendment #60 dated March 22, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the establishment of ING DFA Global Allocation Portfolio (48)

rrr.         Amendment #61 dated March 25, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING T. Rowe Price Personal Strategy Growth Portfolio (48)

sss.      Amendment #62 dated April 30, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Evergreen Health Sciences Portfolio to ING Wells Fargo Health Care Portfolio, ING Focus 5 Portfolio to ING DFA Global All Equity Portfolio, ING Lord Abbett Affiliated Portfolio to ING Lord Abbett Growth and Income Portfolio, ING Stock Index Portfolio to ING U.S. Stock Index Portfolio, ING Van Kampen Global Franchise Portfolio to ING Morgan Stanley Global Franchise Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio to ING Morgan Stanley Global Tactical Asset Allocation Portfolio (48)

ttt.         Amendment #63 effective May 27, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the Service 2 Class of ING Limited Maturity Bond Portfolio and ING Pioneer Fund Portfolio (49)

3

uuu.                      Amendment #64 effective June 14, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Wells Fargo Omega Growth Portfolio to ING Large Cap Growth Portfolio (49)

vvv.  Amendment #65 effective August 23, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING DFA Global All Equity Portfolio to ING DFA World Equity Portfolio (49)

www.                  Amendment #66 dated August 23, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING Wells Fargo Small Cap Disciplined Portfolio (49)

xxx. Amendment #67 effective November 12, 2010 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish two additional series ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio (49)

yyy. Amendment #68 effective January 21, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Marsico International Opportunities Portfolio to ING T. Rowe Price International Stock Portfolio and ING Pioneer Equity Income Portfolio to ING Large Cap Value Portfolio (50)

zzz.   Amendment #69 dated January 24, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING American Funds Growth-Income Portfolio, ING BlackRock Large Cap Value Portfolio, ING Lord Abbett Growth and Income Portfolio, and ING Morgan Stanley Global Tactical Asset Allocation Portfolio (50)

aaaa.                 Amendment #70 effective April 29, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Van Kampen Growth and Income Portfolio to ING Invesco Van Kampen Growth and Income Portfolio and ING Wells Fargo Health Care Portfolio to ING BlackRock Health Sciences Opportunities Portfolio (50)

bbbb.                 Amendment #71 effective July 1, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Janus Contrarian Portfolio to ING Core Growth and Income Portfolio (51)

cccc.                     Amendment #72 effective July 15, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Service 2 Class shares of ING BlackRock Health Sciences Opportunities Portfolio and Institutional Class shares of ING Morgan Stanley Global Franchise Portfolios (51)

dddd.                 Amendment #73 effective November 17, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Service 2 Class shares of ING T. Rowe Price International Stock Portfolio (51)

eeee.                     Amendment #74 effective December 5, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of shares of ING Core Growth and Income Portfolio (51)

ffff.  Amendment #75 effective July 20, 2012 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING American Funds Bond Portfolio to ING Bond Portfolio (53)

gggg.                     Amendment #76 effective July 23, 2012 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds Growth Portfolio and ING Artio Foreign Portfolio (53)

hhhh.                 Amendment #77 effective March 25, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the establishment of ING Global Perspectives Portfolio (54)

iiii.  Amendment #78 effective  March 25, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Oppenheimer Active Allocation Portfolio (54)

jjjj. Amendment #79 effective April 30, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Invesco Van Kampen Growth and Income Portfolio to ING Invesco Growth and Income Portfolio (54)

kkkk.                 Amendment #80 effective May 1, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Pioneer Fund Portfolio to ING Multi-Manager Large Cap Core Portfolio (54)

2.              By-laws (1)

3.              Not Applicable.

4.              Agreement and Plan of Reorganization between ING Pioneer Mid Cap Value Portfolio, a series of the Registrant, and ING Large Cap Value Portfolio, a series of the Registrant — Attached as Appendix A to the Proxy Statement/Prospectus.

5.              Instruments Defining Rights of Security Holders (1)

6.              a.              i.                  Amended and Restated Management Agreement, effective October 24, 1997, as amended May 24, 2002, and as amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC (35)

(1)         Amended Schedule A and Amended Schedule B, dated November, 2012, with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services LLC (53)

(2)         Letter Agreement, dated May 1, 2013 to reduce the annual investment management fee for ING Pioneer Mid Cap Value Portfolio for the period from May 1, 2013 through May 1, 2014 (54)

(3)         Letter Agreement, dated May 1, 2013 to reduce the annual investment management fee for ING T. Rowe Price Equity Income Portfolio for the period from May 1, 2013 through May 1, 2014 (54)

ii.               Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC (20)

(1)         First Amendment to Investment Management Agreement, between ING Investors Trust and ING Investments, LLC, effective as of September 2, 2004 (25)

4

(2)         Second Amendment to Investment Management Agreement, dated August 21, 2003,  between ING Investors Trust and ING Investments, LLC, effective as of December 15, 2006 (35)

(3)         Amended Schedule A, effective November, 2012, to the Investment Management Agreement dated August 21, 2003, between ING Investors Trust and ING Investments, LLC (53)

iii.            Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC (24)

(1)         First Amendment to Management Agreement, dated September 2, 2004, between ING Investors Trust and ING Investments, LLC (25)

(2)         Second Amendment to Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC  effective as of December 15, 2006 (35)

(3)         Amended Schedule A, effective May 1, 2013 with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC (54)

(4)         Letter Agreement, dated May 1, 2013 to reduce the annual investment management fee for ING Clarion Global Real Estate Portfolio for the period from May 1, 2013 through May 1, 2014 (54)

iv.           Amended and Restated Investment Management Agreement, effective April 29, 2005 as  amended and restated January 1, 2007, between ING Investors Trust and Directed Services LLC  (35)

(1)         Amended Schedule A, effective July 1, 2011, with respect to the Amended and Restated Investment Management Agreement, effective April 29, 2005 and amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC (52)

(2)         Waiver Letter effective April 30, 2010 between Directed Services LLC and ING Investors Trust regarding ING DFA Global All Equity Portfolio (48)

(3)         Waiver Letter dated May 1, 2013 between Directed Services LLC and ING Investors Trust regarding lowering the management fee for  ING Large Cap Value Portfolio from May 1, 2013 through May 1, 2014  (54)

(4)         Waiver Letter effective May 1, 2013 between Directed Services LLC and ING Investors Trust regarding lowering the management fee for ING Clarion Real Estate Portfolio from May 1, 2013 through May 1, 2014 (54)

b.              Portfolio Management Agreements

i.                  Amended and Restated Portfolio Management Agreement, effective as of October 24, 1997, as amended and restated as of January 21, 2011 between ING Investors Trust, Directed Services LLC and T. Rowe Price Associates, Inc. (51)

(1)         Amended Schedule A effective January 21, 2011 to Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and T. Rowe Price Associates, Inc. regarding ING T. Rowe Price Capital Appreciation, ING T. Rowe Price Equity Income and ING T. Rowe Price International Stock Portfolios (50)

(2)         Amended Schedule B effective May 1, 2011 to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and T. Rowe Price Associates, Inc. regarding ING T. Rowe Price Capital Appreciation, ING T. Rowe Price Equity Income and ING T. Rowe Price International Stock Portfolios (51)

(3)         First Amendment to Amended and Restated Portfolio Management Agreement dated October 24, 1997 as amended and  restated January 21, 0211 between ING Investors Trust, Directed Services LLC and T. Rowe Price Associates, Inc. effective May 1, 2011 (51)

(4)         Investment Sub-Advisory Agreement dated December 31, 2010 between and among T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd. (50)

(5)         Investment Management Sub-Delegation Agreement dated August 1, 2011 between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. (51)

ii.               Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated on April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company (33)

(1)         Termination Letter, dated June 7, 2006 to terminate Massachusetts Financial Service Company as Portfolio Manager to ING MFS Mid Cap Growth Portfolio (35)

(2)         First Amendment to Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated April 29, 2005, among ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company effective as of December 15, 2006 (37)

(3)         Amended Schedule A, Compensation for Services to Series, dated October 2007 (43)

iii.            Sub-Advisory Agreement, dated April 30, 2007, between Directed Services LLC and Franklin Mutual Advisers, LLC (42)

iv.           Amended and Restated Portfolio Management Agreement dated October 2, 2000 and Amended and Restated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company (33)

(1)         Sub-Sub-Advisory Agreement, dated May 2, 2005, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio and ING FMR Diversified Mid Cap Portfolio (33)

(2)         First Amendment to Amended and Restated Portfolio Management Agreement, dated October 2, 2000, and Amended and Restated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company, effective December 15, 2006 (37)

(3)         Sub-Sub-Advisory Agreement dated August 7, 2006, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio, ING FMR Diversified Mid Cap Portfolio, ING FMR Mid Cap Growth Portfolio and ING FMR Equity Income Portfolio (45)

(4)         Termination Letter dated January 10, 2008 to FMR in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008 (45)

(5)         Termination Letter dated January 10, 2008 to Directed Services LLC in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008 (45)

5

(6)         Amended Schedule A dated November 2009 to the Amended and Restated Portfolio Management Agreement dated October 2, 2000 (50)

(7)         Amended Schedule B dated November 2009 to the Amended and Restated Portfolio Management Agreement dated October 2, 2000 (50)

v.              Portfolio Management Agreement, dated April 30, 2001, between  ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC (18)

(1)         First Amendment to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC effective as of December 15, 2006 (35)

(2)         Second Amendment and Amended Schedule B to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC effective April 1, 2008 (43)

(3)         Amended Schedule A and Amended Schedule B dated November 2009 to the Portfolio Management Agreement dated April 30, 2001 between ING Investors Trust, Directed Services LLC and Pacific Investment Management Company, LLC (48)

vi.           Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management Inc. d/b/a Van Kampen (18)

(1)         Amended Schedule A and Amended Schedule B effective November 2011 to the Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust, Directed Services LLC and Morgan Stanley Investment Management, Inc. (52)

(2)         Sub-Advisory Agreement, dated December 1, 2003, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (22)

(3)         Amendment to Portfolio Management Agreement and Amended Schedule B, dated June 1, 2005, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management, Inc. (33)

(4)         Second Amendment, effective December 15, 2006, to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of December 15, 2006 (39)

(5)         Third Amendment, effective April 30, 2007, to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of April 30, 2007 (39)

(6)         Termination Letter dated February 27, 2009 in regards to the ING Van Kampen  Real Estate Portfolio effective May 1, 2009 (45)

(7)         Termination Letter dated May 3, 2009 in regards to the ING Van Kampen Capital Growth Portfolio effective July 3, 2009 (46)

(8)         Waiver Letter between Directed Services LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen regarding the ING Van Kampen Global Tactical Asset Allocation Portfolio effective May 13, 2009 (47)

(9)         Termination Letter dated December 14, 2010  in regards to the ING Morgan Stanley Global Tactical Asset Allocation Portfolio effective January 21, 2011 (51)

vii.        Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and J.P. Morgan Investment Management, Inc. (successor to J.P. Morgan Fleming Asset Management (USA), Inc.) dated March 26, 2002, as amended and restated April 29, 2005 (34)

(1)         First Amendment to the Amended and Restated Portfolio Management Agreement, dated March 26, 2002 as amended and restated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and J. P. Morgan Investment Management Inc. effective as of December 15, 2006 (36)

(2)         Termination Letter dated May 3, 2009 in regards to the ING JPMorgan Value Opportunities Portfolio effective July 3, 2009 (46)

(3)         Amended Schedule A dated November 2009 to the Amended and Restated Portfolio Management Agreement dated March 26, 2002, as amended and restated April 29, 2005 between ING Investors Trust, Directed Services LLC and J.P. Morgan Investment Management, Inc. (48)

viii.     Portfolio Management Agreement, dated December 14, 2007, between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC (42)

(1)         First Amendment dated December 15, 2006 to the Portfolio Management Agreement dated December 14, 2007 between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC (48)

(2)         Amended Schedule A, Compensation for Services to Series, dated November 2011 (52)

(3)         Termination Letter dated November 5, 2010 with regard to ING Marsico International Opportunities Portfolio (50)

ix.           Sub-Advisory Agreement dated September 29, 2009 between Directed Services, LLC and Artio Global Management LLC (50)

(1)         Amended Schedule A effective November 2011 to the Sub-Advisory Agreement dated September 29, 2009  between Directed Services LLC and Artio Global Management LLC (52)

(2)         Termination Letter dated May 7, 2012 with regard to ING Artio Foreign Portfolio (52)

x.              Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and ING Investment Management, Co. LLC (formerly, ING Investment Management, Co.) (22)

6

(1)         First Amendment to Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and ING Investment Management, Co. LLC effective as of September 1, 2003 (22)

(2)         Second Amendment to the Sub-Advisory Agreement, dated August 1, 2003 between Directed Services, Inc. and ING Investment Management Co. LLC effective as of December 15, 2006 (35)

(3)         Third Amendment dated September 15, 2007 to Sub-Advisory Agreement, dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. LLC (42)

(4)         Fourth Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. LLC (48)

(5)         Termination Letter effective April 30, 2010 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. LLC. (48)

(6)         Amended Schedule A effective October 2011 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. LLC (52)

xi.           Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. (26)

(1)         Amended Schedule A, Compensation for Services to Series, dated November 2011, to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and Pioneer Investment Management, Inc. (52)

(2)         First Amendment to Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. effective as of December 15, 2006 (36)

(3)         Termination Letter dated November 5, 2010, to the Portfolio Management Agreement dated April 29, 2005 between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. with regard to ING Pioneer Equity Income Portfolio (50)

(4)         Termination Letter dated March 11, 2013, to the Portfolio Management Agreement dated April 29, 2005 between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. with regard to ING Pioneer Fund Portfolio (54)

xii.        Sub-Advisory Agreement between ING Investments, LLC and CBRE Clarion Securities LLC dated July 1, 2011 with respect to ING Clarion Global Real Estate Portfolio (51)

xiii.     Sub-Advisory Agreement between Directed Services LLC and CBRE Clarion Securities LLC dated July 1, 2011 with respect to ING Clarion Real Estate Portfolio (51)

xiv.    Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio (34)

(1)         First Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio effective as of December 15, 2006 (39)

xv.       Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC (39)

(1)         Amended Schedule A, dated November 2011, to the Sub-Advisory Agreement dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC (52)

(2)         Amendment effective June 16, 2008 to Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC (43)

(3)         Termination Letter dated January 13, 2011, to the Sub-Advisory Agreement dated February 2, 2007 between ING Investors Trust, Directed Services LLC and BlackRock Investment Management, LLC with regard to ING Black Rock Large Cap Value Portfolio (50)

xvi.    Sub-Advisory Agreement, dated April 29, 2011 between ING Investors Trust, Directed Services, LLC and BlackRock Advisors, LLC (51)

xvii.   Sub-Advisory Agreement, dated April 30, 2007, between ING Investors Trust, Directed Services, LLC and BlackRock Financial Management, Inc. (37)

(1)       Amendment to Sub-Advisory Agreement, dated April 30, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Financial Management, Inc., effective June 16, 2008 (43)

xviii.                      Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited (35)

(1)         Amended Schedule A to the Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited, effective April 28, 2006 (35)

(2)         First Amendment to Portfolio Management Agreement, dated December 5, 2005, between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited dated December 15, 2006 (35)

(3)         Second Amendment to Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services LLC and Templeton Global Advisors Limited dated January 5, 2009 (44)

xix.    Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services LLC and Goldman Sachs Asset Management L.P. (43)

(1)         Substitution Agreement dated January 1, 2013 between ING Investors Trust, ING Investments, LLC and Goldman Sachs Asset Management L.P.  (53)

xx.       Portfolio Management Agreement, dated September 15, 2008 between ING Investors Trust, ING Investments, LLC and OppenheimerFunds, Inc regarding ING Oppenheimer Active Asset Allocation Portfolio (44)

7

(1)         First Amendment dated October 1, 2009 to the Portfolio Management Agreement dated September 15, 2008 between ING Investors Trust, ING Investments LLC and OppenheimerFunds, Inc. regarding ING Oppenheimer Active Asset Allocation Portfolio (48)

(2)         Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated September 15, 200 between ING Investors Trust, ING Investments, LLC and OppenheimerFunds, Inc. (48)

xxi.    Sub-Advisory Agreement dated April 30, 2010 between ING Investors Trust, Directed Services LLC and Dimensional Fund Advisors LP (50)

(1)         Amended Schedule A dated November 2011 to the Sub-Advisory Agreement dated April 30, 2010  between ING Investors Trust, Directed Services LLC and Dimensional Fund Advisors LP (52)

xxii.  Portfolio Management Agreement, dated June 1, 2010 between ING Investors Trust, Directed Services LLC, and Invesco Advisers, Inc. (49)

(1)        Amended Schedule A and Schedule B dated November 2011 to the Portfolio Management Agreement, dated June 1, 2010 between ING Investors Trust, Directed Services LLC, and Invesco Advisers, Inc. (52)

xxiii.  Sub-Advisory Agreement dated November 2, 2010 between Directed Services LLC and ING Investment Management Co. LLC (formerly ING Investment Management Co.) regarding ING Large Cap Growth Portfolio and ING Large Cap Value Portfolio (49)

(1)         Amended Schedule A, effective November 2012, to the Sub-Advisory Agreement dated November 2, 2010 between Directed Services LLC and ING Investment Management Co. LLC (53)

xxiv.  Sub-Advisory Agreement dated August 2, 2010, among ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd., Directed Services LLC and Goldman Sachs Asset Management, L.P. (50)

xxv.     Sub-Advisory Agreement dated January 21, 2011 between Directed Services LLC and ING Investment Management Advisors B.V. with regard to ING Large Cap Value Portfolio (50)

(1)         First Amendment effective January 22, 2011 to Sub-Advisory Agreement date January 21, 2011 between Directed Services LLC and ING Investment Management Advisors B.V. with regard to ING Large Cap Value Portfolio (52)

xxvi.  Sub-Advisory Agreement dated January 21, 2011 between Directed Services LLC and ING Investment Management Asia/Pacific (Hong Kong) (50)

xxvii.                  Sub-Advisory Agreement dated July 20, 2012 between ING Investments, LLC and ING Investment Management Co. LLC with regard to ING Bond Portfolio (53)

(1)         Amended Schedule A, effective May 1, 2013, to the Sub-Advisory Agreement dated July 20, 2012 between ING Investments, LLC and ING Investment Management Co. LLC (54)

c.           i.                  Amended and Restated Administrative Services Sub-Contract, effective January 2, 2003, as amended and restated on January 1, 2007 between Directed Services LLC and ING Funds Services, LLC (35)

(1)         Amended Schedule A, effective November  2012, to the Amended and Restated Administrative Services Sub-Contract between Directed Services LLC and ING Funds Services, LLC (53)

ii.               Administrative and Shareholder Service Agreement, dated September 27, 2000, between Directed Services, Inc. and Security Life of Denver Insurance Company (27)

iii.            Administrative and Shareholder Service Agreement, dated December 11, 2000, between Directed Services, Inc. and Southland Life Insurance Company (13)

iv.           Amended and Restated Administration Agreement, made on August 21, 2003 as amended and restated on April 29, 2005 and November 30, 2008, between ING Investors Trust and ING Funds Services, LLC (46)

(1)         Amended Schedule A, effective May 1, 2013, to the Amended and Restated Administration Agreement between ING Investors Trust and ING Funds Services, LLC (54)

(2)         Waiver Letter dated May 1, 2013 between ING Funds Services, LLC and ING Investors Trust with regard to ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio for the period from May 1, 2013 through May 1, 2014 (54)

7.              a.              Distribution Agreement, dated January 1, 2007, between ING Investors Trust and ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) (35)

i.                  Amended Schedule A, dated May 1, 2013, to the Distribution Agreement between ING Investors Trust and ING Investments Distributor, LLC (54)

8.              Not Applicable.

9.              a.              Custody Agreement, dated January 6, 2003, with The Bank of New York Mellon (19)

i.                  Amended Exhibit A, effective May 1, 2013, to the Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon (54)

b.              Foreign Custody Manager Agreement, dated January 6, 2003, with the Bank of New York Mellon (20)

i.                  Amended Exhibit A, effective May 1, 2013, to the Foreign Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon (54)

c.               Fund Accounting Agreement, dated January 6, 2003, with Bank of New York Mellon (22)

i.                  Amended Exhibit A, effective May 1, 2013, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York Mellon (54)

10.       a.              Second Amended and Restated Distribution Plan with ING Investors Trust for Service 2 Class shares, effective November 29, 2012 (54)

8

i.                  Waiver Letter dated May 1, 2013 to ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee payable under the ING Investors Trust Distribution Plan for Service 2 Class Shares from May 1, 2013 through May 1, 2014 (54)

ii.               Amended Schedule A, dated May 1, 2013  to the Amended and Restated Distribution Plan for Service 2 Class shares (54)

b.              Third Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares effective November 29, 2012 (54)

i.                  Waiver Letter dated May 1, 2013 to ING Investors Trust from ING Funds Distributor, LLC, regarding the reduction in fee payable under the ING Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares from May 1, 2013 through May 1, 2014 (54)

ii.               Waiver Letter dated May 1, 2013 to ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee payable under the ING Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING U.S. Stock Index Portfolio from May 1, 2013 through May 1, 2014 (54)

iii.            Waiver Letter dated May 1, 2013 to ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee payable under the Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING PIMCO Total Return Bond Portfolio from May 1, 2013 through May 1, 2014 (54)

iv.           Waiver Letter dated May 1, 2012 to ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee in the amount of equal to 0.15% per annum payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING Large Cap Growth Portfolio from May 1, 2012 through May 1, 2014 (52)

v.              Waiver Letter dated July 21, 2012 ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee in an amount equal to 0.04% per annum (this waiver is in addition to the 0.15% waiver) payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING Large Cap Growth Portfolio from July 21, 2012 through May 1, 2014 (54)

vi.           Waiver Letter dated July 21, 2012 ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee in an amount equal to 0.09% per annum (this waiver is in addition to the 0.15% waiver) payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING Large Cap Growth Portfolio from July 21, 2012 through May 1, 2014 (54)

vii.        Schedule A, dated May 1, 2013 to the Third Amended and Restated Shareholder Service and Distribution Plan for Adviser Class shares (54)

viii.     Waiver Letter dated May 1, 2013 ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee in an amount equal to 0.15% per annum payable under the Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING Global Perspectives Portfolio from May 1, 2013 through May 1, 2015 (54)

c.               ING Investors Trust Second Amended and Restated Distribution Plan with ING Investors Trust, effective November 29, 2012, for ING American Funds Portfolios and ING Bond Portfolio (54)

i.                  Waiver Letter dated July 20, 2012  to waive a portion of the distribution fee ING Bond Portfolio (formerly, ING American Funds Bond Portfolio) through May 1, 2014 (52)

d.              Amended and Restated Shareholder Service Plan with ING Investors Trust, effective November 29, 2012 for Single Class Series, Service Class, and Service 2 Class Shares (54)

i.                  Waiver Letter dated May 1, 2013 to waive the shareholder service fee for Service Class Shares of ING U.S. Stock Index Portfolio from May 1, 2013 through May 1, 2014 (54)

ii.               Amended Schedule A, Schedule of Series, dated May 1, 2013, with respect to the Shareholder Service Plan for Single Class Series, Service Class, and Service 2 Class shares, between ING Investors Trust and ING Investments Distributor,  LLC (54)

e.               Amended and Restated Shareholder Service and Distribution Plan for ADV Class regarding ING Retirement Portfolios effective November 29, 2012 (54)

i.                  Waiver Letter dated May 1, 2102 to reduce the distribution fee for Adviser Class shares regarding ING Retirement Portfolios until May 1, 2014 (54)

f.                Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust, approved March 30, 2005 (26)

i.                  Amended Schedule A dated May 1, 2013 with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust (54)

11.       Opinion and Consent of Counsel (55)

12.       Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

13.       a.              i.                  Amended and Restated Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. (25)

(1)         Amended Schedule A of Series, effective July 17, 2006, with respect to the Amended and Restated Shareholder Services Agreement between ING Investors Trust and Directed Services, LLC, dated April 29, 2005, to include ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio (34)

ii.               Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. with respect to ING FMRSM Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios (25)

9

iii.          Third Party Brokerage Agreement, dated March 1, 2002, between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and GCG Trust (25)

iv.           Securities Lending Agreement and Guaranty with The Bank of New York Melon and Schedule I, dated August 7, 2003 (22)

(1)         Amended Exhibit A effective May 1, 2012, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003 (54)

(2)         Global Securities Lending Supplement (25)

b.              i.                  Organizational Agreement for Golden American Life Insurance Company  (1)

(1)         Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance) (1)

(2)         Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series  (2)

(3)         Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series (1)

(4)         Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series (14)

(5)         Form of Addendum to the Organizational Agreement adding Managed Global Series (15)

(6)         Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series (8)

(7)         Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series (9)

(8)         Addendum dated June 15, 1999 to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series (9)

(9)         Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series (4)

(10)  Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series (5)

(11)  Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series (6)

(12)  Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE (7)

ii.               Organizational Agreement for The Mutual Benefit Life Insurance Company  (2)

(1)         Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company) (1)

c.               i                     Settlement Agreement for Golden American Life Insurance Company (1)

ii.               Assignment Agreement for Settlement Agreement (2)

iii.            Settlement Agreement for The Mutual Benefit Life Insurance Company (1)

iv.           Assignment Agreement for Settlement Agreement (1)

d.              i.                  Indemnification Agreement dated March 20, 1991 between The Specialty Managers Trust and Directed Services, Inc.  (1)

ii.               Form of Indemnification Agreement dated October  25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A (25)

(1)         Form of Schedule A with respect to Indemnification Agreement (25)

e.               i.                  Form of Fund Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, and Security Life of Denver Insurance Company and ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) and ING Investors Trust and ING Partners, Inc. (36)

(1)         Amendment No. 1, effective September 20, 2010, with respect to the Participation Agreement (49)

ii.               Form of Shareholder Servicing Agreement, effective January 1, 2007, between ING Investors Trust, ING Partners, Inc., ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company (36)

f.                Transfer Agency Services Agreement dated February 25, 2009 between BNY Mellon Investment Services (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and ING Investors Trust (45)

i.                  Amended Exhibit A, effective May 1, 2013 to the Transfer Agency Services Agreement dated February 25, 2009 (54)

ii.               Amendment effective as of February 8, 2011 to Transfer Agency Services Agreement (50)

g.               i.                  Allocation Agreement dated May 24, 2002 — Fidelity Bond (23)

(1)         Amended Schedule A, dated May 2007 with respect to the Allocation Agreement — Blanket Bond (42)

ii.               Allocation Agreement dated May 24, 2002 — Directors & Officers Liability (23)

(1)         Amended Schedule, dated May 2007 with respect to the Allocation Agreement — Directors and Officers Liability (42)

iii.            Amended and Restated Proxy Agent Fee Allocation Agreement effective August 21, 2003 as amended and restated on January 1, 2007 (36)

(1)         Amended Schedule A, dated November 2011 with respect to Amended and Restated ISS Proxy Voting Fee Allocation Agreement (52)

iv.           FT Interactive Data Services Agreement effective as of March 1, 2000 (39)

(1)         Amended Schedule A, dated November 2011 with respect to the FT Fee Allocation Agreement (52)

10

v.              Amended and Restated The Bank of New York-Wilshire Atlas/Axion Attribution and Risk Analysis System Fee Allocation Agreement, dated January 1, 2007 (36)

(1)         Amended Schedule A and Schedule B, dated November  2011 with respect to the Amended and Restated Bank of New York-Wilshire Atlas/Axiom Attribution and Risk Analysis System Fee Allocation Agreement (52)

h.              i.                  Amended and Restated Expense Limitation Agreement, effective February 25, 2004, restated  February 1, 2005, between ING Investments, LLC and ING Investors Trust (25)

(1)         Amended Schedule A, effective July 20, 2012, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Investors Trust (52)

(2)         First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated February 25, 2004 (46)

ii.               Amended and Restated Expense Limitation Agreement, effective February 1, 2005, amended and restated on August 2, 2010 between Directed Services LLC and ING Investors Trust (36)

(1)         First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated February 1, 2005 (46)

(2)         Amended Schedule A, dated July 21, 2012 to the Amended and Restated Expense Limitation Agreement effective February 1, 2005 amended and restated on January 1, 2007 between ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) and ING Investors Trust (52)

(3)         Side Letter Agreement effective May 1, 2013  between Directed Services LLC and ING Investors Trust with regard to lowering the expense ratio for ING DFA World Equity Portfolio (54)

(4)         Recoupment Waiver dated May 2, 2011 between Directed Services LLC and ING Investors Trust with regard to ING T. Rowe Price International Stock Portfolio, ING Franklin Income Portfolio, and MFS Utilities Portfolio (50)

iii.            Amended and Restated Expense Limitation Agreement, effective January 1, 2005, amended and restated on January 1, 2007 between Directed Services LLC and ING Investors Trust (36)

(1)         First Amendment dated January 30, 2009 to the Amended and Restated Expense Limitation Agreement effective January 1, 2005, as amended and restated on January 1, 2007 between Directed Services LLC and ING Investors Trust (48)

(2)         Amended Schedule A, effective July 1, 2011 to the Expense Limitation Agreement, ING Investors Trust Operating Expenses Limits (52)

iv.           Amended and Restated Expense Limitation Agreement, dated September 23, 2005, amended and restated on January 1, 2007 between ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) and ING Investors Trust (36)

(1)         First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated September 23, 2005 (46)

v.              Expense Limitation Agreement, effective September 15, 2008 between Directed Services LLC and ING Investors Trust regarding ING American Funds World Allocation Portfolio (46)

(1)         Schedule A, effective September 15, 2008 to the Expense Limitation Agreement dated September 15, 2008 (46)

(2)         First Amendment, effective January 30, 2009 to the Expense Limitation Agreement, dated September 15, 2008 (46)

(3)         Side Letter Agreement dated May 1, 2013  to the Expense Limitation Agreement dated September 15, 2008 between Directed Services LLC and ING Investors Trust with regards to ING American Funds World Allocation Portfolio (54)

vi.          Expense Limitation Agreement, effective August 12, 2009 between Directed Services LLC and ING Investors Trust regarding ING Retirement Portfolios (46)

vii.       Expense Limitation Agreement, effective December 14, 2010 between ING Investments, LLC and ING Investors Trust regarding ING American Funds Global Growth and Income Portfolio and ING International Growth and Income Portfolio (50)

14.       Consent of independent registered public accounting firm (55)

15.       Not applicable.

16.       Powers of Attorney (55)

17.       Not applicable.

(1)         Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512

(2)         Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512

(3)         Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512

(4)         Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512

(5)         Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512

(6)         Incorporated by reference to Post-Effective Amendment No. (46) to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512

11

(7)         Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512

(8)         Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512

(9)         Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512

(10)  Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512

(11)  Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512

(12)  Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001, File No. 33-74190

(13)  Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000, File No. 33-97852

(14)  Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512

(15)  Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512

(16)  Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512

(17)  Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512

(18)  Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512

(19)  Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512

(20)  Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512

(21)  Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512

(22)  Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512

(23)  Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512

(24)  Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512

(25)  Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 11, 2005, File No. 33-23512

(26)  Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 29, 2005, File No. 33-23512

(27)  Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the ING Investors Trust as filed July 26, 2005, File No. 33-23512

(28)  Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of the ING Investors Trust as filed October 19, 2005, File No. 33-23512

(29)  Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A of the ING Investors Trust as filed November 28, 2005, File No. 33-23512

(30)  Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 3, 2006, File No. 33-23512

(31)  Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 27, 2006, File No. 33-23512

(32)  Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A of the ING Investors Trust as filed March 29, 2006, File No. 33-23512

(33)  Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2006, File No. 33-23512

(34)  Incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 14, 2006

(35)  Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of ING Investors Trust as filed February 7, 2007

(36)  Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2007

12

(37)  Incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of ING Investors Trust as filed June 4, 2007

(38)  Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 27, 2007

(39)  Incorporated by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 17, 2007

(40)  Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of ING Investors Trust as filed on October 16, 2007

(41)  Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 5, 2007

(42)  Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008

(43)  Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008

(44)  Incorporated by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 9, 2009

(45)  Incorporated by reference to Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 30, 2009

(46)  Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 11, 2009

(47)  Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 25, 2009

(48)  Incorporated by reference to Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 29, 2010

(49)  Incorporated by reference to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of ING Investors Trust as filed on December 8, 2010

(50)  Incorporated by reference to Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 27, 2011

(51)  Incorporated by reference to Post-Effective Amendment No. 108 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 10, 2012.

(52)  Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 26, 2012.

(53)  Incorporated by reference to Post-Effective Amendment No. 111 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 11, 2013.

(54)  Incorporated by reference to Post-Effective Amendment No. 112 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 24, 2013.

(55)  Incorporated by reference to the Registration Statement on Form N-14 of ING Investors Trust as filed on May 31, 2013 File No 333-188991.

ITEM 17. UNDERTAKINGS

(1)                                 The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                 The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                                 The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters.

13

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 3rd day of June, 2013.

ING Investors Trust

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Todd Modic*	Senior Vice President Chief/Principal Financial Officer	June 3, 2013

John V. Boyer*	Trustee	June 3, 2013

Patricia W. Chadwick*	Trustee	June 3, 2013

Albert E. DePrince, Jr.*	Trustee	June 3, 2013

Peter S. Drotch*	Trustee	June 3, 2013

J. Michael Earley*	Trustee	June 3, 2013

Martin J. Gavin*	Trustee	June 3, 2013

Russell H. Jones*	Trustee	June 3, 2013

Patrick W. Kenny*	Trustee	June 3, 2013

Shaun P. Mathews*	Interested Trustee and President and Chief Executive Officer	June 3, 2013

Joseph E. Obermeyer	Trustee	June 3, 2013

Sheryl K. Pressler*	Trustee	June 3, 2013

Colleen D. Baldwin*	Trustee	June 3, 2013

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Roger B. Vincent*	Trustee	June 3, 2013

*By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
as Attorney-in-Fact**

**          Powers of Attorney for Todd Modic and each Trustee - Incorporated by reference to the Registration Statement on Form N-14 of ING Investors Trust as filed on May 31, 2013 File No 333-188991.

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